                                                                     EXHIBIT 4.5

                                   SPECIMEN

This Note is a Global Security within the meaning of the Indenture referred to herein and is registered in the name of a Depositary or a nominee of a Depositary. Unless this certificate is presented by an authorized representative of The Depositary Trust Company (55 Water Street, New York, New
York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depositary Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.


REGISTERED                                                     REGISTERED
                            FIRST BANK SYSTEM, INC.            Principal Amount:
No. HA-              MEDIUM-TERM NOTE, SERIES H (SENIOR)       $
                          (GLOBAL FIXED RATE NOTE)             CUSIP
                                                               No.

ORIGINAL ISSUE DATE:                MATURITY DATE:

INTEREST RATE:                      REDEMPTION TERMS:

OTHER TERMS:



     FIRST BANK SYSTEM, INC., a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to



or registered assigns, the principal sum of                            DOLLARS


on the Maturity Date shown above or, together with any premium thereon, upon any applicable Redemption Date, and to pay interest thereon from the Original Issue Date shown above or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, on each February 1 and August 1 or such other dates, if any, as are specified under "Other Terms" above (the "Interest Payment Dates"), commencing with the Interest Payment Date immediately following the Original Issue Date, at the rate per annum equal to the Interest Rate shown above, until the principal hereof is paid or made available for payment; provided, however, that if the Original Issue Date is after a Regular Record Date and on or before the immediately following Interest Payment Date interest payments will commence on the Interest Payment Date following the next succeeding Regular Record Date. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will as provided in the Indenture be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall, unless otherwise specified under "Other Terms" above, be the fifteenth calendar day (whether or not a Business Day) next preceding such Interest Payment Date; provided, however, that interest payable on the Maturity Date of this Note or any applicable Redemption Date shall be payable to the Person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder hereof on such Regular Record Date and may be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date. In the event that any Maturity Date is not a Business Day, the principal otherwise payable on such date will be paid on the next succeeding Business Day with the same force and effect as if made on such Maturity Date. In the event that any Interest Payment Date or any applicable Redemption Date is not a Business Day, such Interest Payment Date or Redemption Date shall be postponed to the next day that is a Business Day. Payment of the principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment of the principal of (and premium, if any) and interest on this Note due on the Maturity Date or any applicable Redemption Date will be made in immediately available funds upon presentation of this Note. Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months. If possible Redemption Dates or periods within which Redemption Dates may occur and the related Redemption Prices (expressed as percentages of the principal amount of this Note) are set forth above under "Redemption Terms", this Note is subject to redemption, in whole or in part, at the option of the Company prior to the Maturity Date upon not less than 30 nor more than 60 days' notice.

     Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee identified below, by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


                                         FIRST BANK SYSTEM, INC.


Dated:                                   By__________________________________
                                                       Chairman and President
TRUSTEE'S CERTIFICATE OF
  AUTHENTICATION
                                         Attest______________________________
                                                                    Secretary
THIS IS ONE OF THE SECURITIES OF THE
SERIES DESIGNATED HEREIN AND ISSUED
PURSUANT TO THE WITHIN-MENTIONED
INDENTURE.



CITIBANK, N.A., as Trustee


By__________________________________
                Authorized Signatory

                            FIRST BANK SYSTEM, INC.
                      MEDIUM-TERM NOTE, SERIES H (SENIOR)
                           (GLOBAL FIXED RATE NOTE)



     This Note is one of a duly authorized issue of securities of the Company (herein called the "Notes"), issued or to be issued in one or more series under an Indenture, dated as of October 1, 1991 (herein called the "Indenture"), between the Company and Citibank, N.A., as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.
This Note is one of the series designated herein. By the terms of the Indenture, additional Notes of this series and of other separate series, which may vary as to date, amount, Stated Maturity, interest rate or method of calculating the interest rate and in other respects as therein provided, may be issued in an unlimited principal amount.

     If possible Redemption Dates or periods within which Redemption Dates may occur and the related Redemption Prices (expressed as percentages of the principal amount of this Note) are set forth above under "Redemption Terms", this Note is subject to redemption prior to the Maturity Date upon not less than 30 nor more than 60 days' notice by mail to the Person in whose name this Note is registered at such address as shall appear in the registry books of the Company, on any Redemption Date so specified or occurring within any period so specified, as a whole or in part, at the election of the Company, at the applicable Redemption Price so specified, together in the case of any such redemption with accrued interest to the Redemption Date; provided, however, that installments of interest whose stated maturity is on or prior to such Redemption Date will be payable to the Holder of this Note (or one or more predecessor Notes) at the close of business on the relevant Record Dates referred to above, all as provided in the Indenture. In the event of redemption of this Note in part only, a new Note of this series and of like tenor of an authorized denomination for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof. Unless otherwise specified above under "Redemption Terms", this Note is not subject to any sinking fund.

     If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of all the Notes may (subject to the conditions set forth in the Indenture) be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected and, for certain purposes, without the consent of the Holders of any Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the registry books of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     Unless otherwise set forth above, under "Other Terms", the Notes of this series are issuable only in fully registered form without coupons in denominations of $1,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered in the Security Register as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     This Note may have such additional or different terms as are set forth above under "Other Terms". Any terms so set forth shall be deemed to modify and/or supersede, as necessary, any other terms set forth in this Note.

     This Note shall be governed by and construed in accordance with the laws of the State of New York.

     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                         -----------------------------

                                 ABBREVIATIONS

     The following abbreviations, when used in this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM--as tenants in common
     TEN ENT--as tenants by the entireties
     JT TEN--as joint tenants with right of survivorship
                 and not as tenants in common
     UNIF GIFT MIN ACT--_______________Custodian_______________
                             (Cust)                  (Minor)

                       under Uniform Gift to Minors Act

                     ------------------------------------
                                    (State)

Additional abbreviations may be used though not in the above list.

                   ----------------------------------------




     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

________________________________
|_______________________________|___________________________________________________________________________________________________
                                     (Name and address of assignee, including zip code, must be printed or typewritten)


___________________________________________________________________________________________________________________________________
the within Note, and all rights thereunder, hereby irrevocably constituting and appointing

__________________________________________________________________________________________________________________________ Attorney
to transfer said Note on the books of the within Company, with full power of substitution in the premises


Dated  _______________                                       ______________________________________________________________________

                                                             ______________________________________________________________________


     NOTICE: The signature to this assignment must correspond with the name as written upon the within Note in every particular, without alteration or enlargement or any change whatever and must be guaranteed by a commercial bank or trust company having its principal office or a correspondent in the City of New York or by a member of the New York Stock Exchange.



                                                                -8-

SPECIMEN

This Note is a Global Security within the meaning of the Indenture referred to herein and is registered in the name of a Depositary or a nominee of a Depositary. Unless this certificate is presented by an authorized representative of The Depositary Trust Company (55 Water Street, New York, New
York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depositary Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED                                         REGISTERED
                   First Bank System, Inc.         Principal Amount:
No. HB-      Medium-Term Note, Series H (Senior)   $
                 (Global Floating Rate Note)       CUSIP
                                                   No.

ORIGINAL ISSUE DATE:                MATURITY DATE:

INITIAL INTEREST RATE:              SPREAD:

INTEREST RATE BASIS (and, iF        SPREAD MULTIPLIER:
      applicable, related Interest Periods):

[     ] Commercial Paper Rate       REDEMPTION TERMS:
[     ] Federal Funds Rate
[     ] LIBOr
[     ] Prime Rate
[     ] Eleventh District Cost
        of Funds Rate
[     ] CD Rate
[     ] Treasury Rate
[     ] Fixed Rate
[     ] J.J. Kenny Rate
[     ] CMT Rate
[     ] Other (see "Other Terms")   OTHER TERMS:

INDEX MATURITY:

MAXIMUM INTEREST RATE:

MINIMUM INTEREST RATE:

INTEREST RESET DATES:

INTEREST PAYMENT DATES:

     FIRST BANK SYSTEM, INC., a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to or registered assigns, the principal sum of

                                                                         DOLLARS

on the Maturity Date shown above or, together with any premium thereon, upon any applicable Redemption Date, and to pay interest thereon from the Original Issue Date shown above or, except as otherwise specified below, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, on each Interest Payment Date shown above, commencing with the Interest Payment Date immediately following the Original Issue Date, at the rate per annum determined in accordance with the provisions below relating to the applicable Interest Rate Basis specified above, until the principal hereof is paid or made available for payment; provided, however, that if the Original Issue Date is after a Regular Record Date and on or before the immediately following Interest Payment Date, interest payments will commence on the Interest Payment Date following the next succeeding Regular Record Date. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will as provided in such Indenture be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which, unless otherwise specified under "Other Terms" above, shall be the fifteenth calendar day (whether or not a Business Day) next preceding such Interest Payment Date; provided, however, that interest payable on the Maturity Date of this Note or any applicable Redemption Date shall be payable to the Person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder hereof on such Regular Record Date and may be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date. In the event that any Maturity Date is not a Business Day, the principal otherwise payable on such date will be paid on the next succeeding Business Day with the same force and effect as if made on such Maturity Date, except that, in the case of a LIBOR Note, if such Business Day is in the next succeeding calendar month, such Maturity Date shall be the immediately preceding Business Day. In the event that any Interest Payment Date or any applicable Redemption Date is not a Business Day, such Interest Payment Date or Redemption Date shall be postponed to the next day that is a Business Day, except that, in the case of a LIBOR Note, if such Business Day is in the next succeeding calendar month, such Interest Payment Date or Redemption Date shall be the immediately preceding Business Day. Payment of the principal of

(and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment of the principal of (and premium, if any) and interest on this Note due on the Maturity Date or any applicable Redemption Date will be made in immediately available funds upon presentation of this Note. If possible Redemption Dates or periods within which Redemption Dates may occur and the related Redemption Prices (expressed as percentages of the principal amount of this Note) are set forth above under "Redemption Terms", this Note is subject to redemption, in whole or in part, at the option of the Company prior to the Maturity Date upon not less than 30 nor more than 60 days' notice.

     Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to below by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


                                                   FIRST BANK SYSTEM, INC.


Dated:                                             By_________________________
                                                        Chairman and President

TRUSTEE'S CERTIFICATE OF
AUTHENTICATION
                                                   Attest_____________________
                                                                     Secretary
This is one of the Securities of the series designated herein and issued pursuant to the within-mentioned indenture.



CITIBANK, N.A., as Trustee


By ________________________________________
                       Authorized Signatory

                            FIRST BANK SYSTEM, INC.
                      Medium-Term Note, Series H (Senior)
                          (Global Floating Rate Note)


     This Note is one of a duly authorized issue of securities of the Company (herein called the "Notes"), issued or to be issued in one or more series under an Indenture dated as of October 1, 1991 (herein called the "Indenture"), between the Company and Citibank, N.A. as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all Indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered.
This Note is one of the series designated herein. By the terms of the Indenture, additional Notes of this series and of other separate series, which may vary as to date, amount, Stated Maturity, interest rate or method of calculating the interest rate and in other respects as therein provided, may be issued in an unlimited principal amount.

     REDEMPTION

     If possible Redemption Dates or periods within which Redemption Dates may occur and the related Redemption Prices (expressed as percentages of the principal amount of this Note) are set forth above under "Redemption Terms", this Note is subject to redemption prior to the Maturity Date upon not less than 30 nor more than 60 days' notice by mail to the Person in whose name this Note is registered at such address as shall appear in the registry books of the Company, on any Redemption Date so specified or occurring within any period so specified, as a whole or in part, at the election of the Company, at the applicable Redemption Price so specified, together with accrued interest to the Redemption Date, provided, however, that installments of interest whose Stated Maturity is on or prior to such Redemption Date will be payable in the case of any such redemption to the Holder of this Note (or one or more predecessor Notes) at the close of business on the relevant Record Dates referred to above, all as provided in the Indenture. In the event of redemption of this Note in part only, a new Note of this series and of like tenor of an authorized denomination for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof. Unless otherwise specified above, under "Redemption Terms", this Note is not subject to any sinking fund.

     INTEREST PROVISIONS

     Commencing with the Interest Reset Date specified above, first following the Original Issue Date specified above, the rate at which this Note bears interest will be reset daily, weekly, monthly, quarterly, semi-annually or annually (the date on which each such reset occurs, an "Interest Reset Date"). Unless otherwise specified above under "Other Terms", the Interest Reset Date will be as follows: in the case of Notes which are reset daily, each Business Day; in the case of Notes (other than Treasury Rate Notes) which are reset weekly, Wednesday of each week; in the case of Treasury Rate Notes which are reset weekly, Tuesday of each week (except if the auction date falls on a Tuesday, then the next Business Day, as provided below); in the case of Notes (other than Eleventh District Cost of Funds Rate Notes) which are reset monthly, the third Wednesday of each month; in the case of Eleventh District Cost of Funds Rate Notes (all of which reset monthly), the first Business Day of each month; in the case of Notes which are reset quarterly, the third Wednesday of March, June, September and December of each year; in the case of Notes which are reset semi-annually, the third Wednesday of the two months of each year as indicated above, by the Interest Reset Dates; and in the case of Notes which are reset annually, the third Wednesday of the month of each year as indicated above, by the Interest Reset Dates. Unless otherwise specified above, the interest rate determined with respect to any Interest Determination Date (as defined below) will become effective on and as of the next succeeding Interest Reset Date; provided, however, that the interest rate in effect from the date of issue to the first Interest Reset Date with respect to this Note (the "Initial Interest Rate") will be as set forth above. If any Interest Reset Date for any Note would otherwise be a day that is not Business Day, such Interest Reset Date shall be postponed to the next day that is a Business Day, except that in the case of a LIBOR Note, if such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day. Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date the rate of interest on this Note shall be the rate determined in accordance with the provisions of the applicable heading below.

     DETERMINATION OF COMMERCIAL PAPER RATE

     If the Interest Rate Basis specified above with respect to any Interest Period (as defined below) is the Commercial Paper Rate, this Note is a "Commercial Paper Rate Note" with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the Commercial Paper Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, as determined on the applicable Commercial Paper Interest Determination Date (as defined below).

     Unless otherwise specified above under "Other Terms", "Commercial Paper Rate" means, with respect to any Commercial Paper Interest Determination Date, the Money Market Yield (calculated as described below) of the rate on that date for commercial paper having the Index Maturity specified above as such rate is released by the Board of Governors of the Federal Reserve System as reported on page 120 (or other applicable page) of the Telerate Data Service, under the heading "Dealer Commercial Paper". If by 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such Commercial Paper Interest Determination Date such rate is not so reported on the Telerate Data Service, then the Commercial Paper Rate shall be the Money Market Yield of the rate on that Commercial Paper Interest Determination Date for commercial paper having such Index Maturity as published by the Federal Reserve Bank of New York in its daily statistical release, "Composite 3:30 p.m. Quotations for U.S. Government Securities" (or any successor publication published by the Federal Reserve Bank of New York) ("Composite Quotations") under the heading "Commercial Paper". If by 3:00 p.m. New York City time, on such Calculation Date such rate is not so published in Composite Quotations, the Commercial Paper Rate for that Commercial Paper Interest Determination Date shall be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered rates of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent as of 11:00 a.m., New York City time, on that Commercial Paper Interest Determination Date, for commercial paper having such Index Maturity placed for an industrial issuer whose bond rating is "AA", or the equivalent, from a nationally recognized securities rating agency; provided, however, that if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting as specified in this sentence, the Commercial Paper Rate with respect to such Commercial Paper; Interest Determination Date will remain the Commercial Paper Rate in effect on such Commercial Paper Interest Determination Date.

     "Money Market Yield" shall be a yield calculated in accordance with the following formula:

          Money Market Yield =       D x 360        x 100
                               ------------------
                                  360 - (D x M)

where "D" refers to the per annum rate for the commercial paper, quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the interest period for which interest is being calculated.

     DETERMINATION OF FEDERAL FUNDS RATE

     If the Interest Rate Basis specified above with respect to any Interest Period is the Federal Funds Rate, this Note is a "Federal Funds Rate Note" with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the Federal Funds Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, as determined on the applicable Federal Funds Interest Determination Date (as defined below).

     Unless otherwise specified above under "Other Terms", "Federal Funds Rate" means, with respect to any Federal Funds Interest Determination Date (as defined below), the rate on that day for Federal Funds as released by the Board of Governors of the Federal Reserve System as reported on page 120 (or other applicable page) of the Telerate Data Service under the heading "Fed Funds Effective" or, if not so reported on the Telerate Data Service by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Federal Funds Interest Determination Date, then the Federal Funds Rate will be the rate on such Federal Funds Interest Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate". If such rate is not so published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Federal Funds Interest Determination Date, the Federal Funds Rate for such Federal Funds Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight Federal Funds arranged by three leading dealers of Federal Funds transactions in the City of New York selected by the Calculation Agent as of 3:00 p.m., New York City time, on such Federal Funds Interest Determination Date; provided, however, that if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting as specified in this sentence, the Federal Funds Rate will remain the Federal Funds Rate in effect on such Federal Funds Interest Determination Date.

     DETERMINATION OF LIBOR

     If the Interest Rate Basis specified above with respect to any Interest Period is LIBOR, this Note is a "LIBOR Note" with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be LIBOR plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, as determined on the applicable LIBOR Interest Determination Date (as defined below).

     Unless otherwise specified above under "Other Terms", "LIBOR" will be determined by the Calculation Agent in accordance with the following provisions:

     (i) With respect to a LIBOR Interest Determination Date (as defined below), LIBOR will be determined on the basis of the offered rates for deposits in U.S. dollars having the Index Maturity specified above, commencing on the second Business Day immediately following that LIBOR Interest Determination Date, that appears as of 11:00 a.m. London time on such LIBOR Interest Determination Date on page 3750 (or other applicable page) of the Telerate Data Service, or such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits. If no rate is reported by the Telerate Data Service, then LIBOR in respect of that LIBOR Interest Determination Date will be determined as specified in (ii) below.

     (ii) With respect to a LIBOR Interest Determination Date on which no rate is reported by the Telerate Data Service as specified in (i) above, LIBOR will be determined on the basis of the rates at which deposits in U.S. dollars are offered by four major banks in the London interbank market selected by the Calculation Agent (the "Reference Banks") at approximately 11:00 a.m., London time, on that LIBOR Interest Determination Date to prime banks in the London interbank market having the Index Maturity specified above commencing on the second Business Day immediately following that LIBOR Interest Determination Date and in a principal amount, not less than U.S. $1,000,000, that, in the judgment of the Calculation Agent, is representative for a single transaction in such market at such time. The Calculation Agent will request the principal London office of each of such Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR in respect of that LIBOR Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR in respect of that LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted by three major banks in The City of New York selected by the Calculation Agent at approximately 11:00 a.m., New York City time, on that LIBOR Interest Determinate Date for loans in U.S. dollars to leading European banks, having the Index Maturity specified above, commencing on the second Business Day immediately following that LIBOR Interest Determination Date and in a principal amount, not less than U.S. $1,000,000, that, in the judgment of the Calculation Agent, is representative for a single transaction in such market at such time; provided, however, that if fewer than three banks in The City of New York selected as aforesaid by the Calculation Agent are quoting as specified in this sentence, LIBOR with respect to such LIBOR Interest Determination Date will remain LIBOR in effect on such LIBOR Interest Determination Date.

     DETERMINATION OF PRIME RATE

     If the Interest Rate Basis specified above with respect to any Interest Period is the Prime Rate, this Note is a "Prime Rate Note" with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the Prime Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, as determined on the applicable Prime Interest Determination Date (as defined below).

     Unless otherwise specified above under "Other Terms", "Prime Rate" means, with respect to any Prime Interest Determination Date, the arithmetic mean of the prime rates or base rates for commercial loans quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Prime Interest Determination Date by three major money center banks in The City of New York selected by the Calculation Agent (after consultation with the Company). If fewer than three quotations are provided, the Prime Rate shall be calculated by the Calculation Agent and shall be determined as the arithmetic mean on the basis of the prime rates or base rates for commercial loans quoted in The City of New York on such date by three substitute banks or trust companies organized and doing business under the laws of the United States, or any State thereof, having total equity capital of at least $500,000,000 and being subject to supervision or examination by a federal or state authority, selected by the Calculation Agent (after consultation with the Company); provided, however, that if fewer than three banks or trust companies selected as aforesaid by the Calculation Agent are quoting as specified in this sentence, the Prime Rate will remain the Prime Rate in effect on such Prime Interest Determination Date.

     DETERMINATION OF ELEVENTH DISTRICT COST OF FUNDS RATE

     If the Interest Rate Basis specified above with respect to any Interest Period is the Eleventh District Cost of Funds Rate, this Note is an "Eleventh District Cost of Funds Rate Note" with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the Eleventh District Cost of Funds Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, as determined on the applicable Eleventh District Cost of Funds Interest Determination Date (as defined below).

     Unless otherwise specified above under "Other Terms", "Eleventh District Cost of Funds Rate" means, with respect to any Eleventh District Cost of Funds Interest Determination Date, the monthly weighted average cost of funds for the calendar month immediately preceding the month in which such Eleventh District Cost of Funds Interest Determination Date falls, as reported on page 7058 (or other applicable page) of the Telerate Data Service, under the heading "11th District" as of 11:00 A.M. San Francisco time, on such Eleventh District Cost of Funds Interest Determination Date. If such rate is not so reported on the Telerate Data Service on any related Eleventh District Cost of Funds Interest Determination Date, the Eleventh District Cost of Funds Rate for such Eleventh District Cost of Funds Interest Determination Date shall be the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the "Index") by the Federal Home Loan Bank of San Francisco (the "District Bank") as such cost of funds for the calendar month immediately preceding the date of such announcement. If the District Bank fails to announce such rate for the calendar month immediately preceding such Eleventh District Cost of Funds Interest Determination Date, then the Eleventh District Cost of Funds Rate determined as of such Eleventh District Cost of Funds Interest Determination Date will be the Eleventh District Cost of Funds Rate in effect on such Eleventh District Cost of Funds Interest Determination Date.

     DETERMINATION OF THE CD RATE

     If the Interest Rate Basis specified above with respect to any Interest Period is the CD Rate, this Note is a "CD Rate Note" with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the CD Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, as determined on the applicable CD Interest Determination Date (as defined below).

     Unless otherwise specified above under "Other Terms", "CD Rate" means, with respect to any CD Interest Determination Date, the rate on such date for negotiable certificates of deposit having the Index Maturity specified above as such rate is released by the Board of Governors of the Federal Reserve System as reported on page 120 (or other applicable page) of the Telerate Data Service under the heading "Certs of Deposit". If by 3:00 p.m., New York City time, on the Calculation Date pertaining to such CD Interest Determination Date, such rate is not so reported on the Telerate Data Service, then the CD Rate shall be the rate on such CD Interest Determination Date for negotiable certificates of deposit of the Index Maturity specified above as published in Composite Quotations under the heading "Certificates of Deposit". If by 3:00 p.m., New York City time, on such Calculation Date such rate is not so published in Composite Quotations, the CD Rate for that CD Interest Determination Date shall be calculated by the Calculation Agent and shall be the arithmetic mean of the secondary market offered rates as of 3:00 p.m., New York City time, on such CD Interest Determination Date, of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major U.S. money market banks which are then rated A-1+ by Standard & Poor's Ratings Group and P-1 by Moody's Investor Service with a remaining maturity closest to the Index Maturity specified above in denominations of $5,000,000; provided, however, that if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting as specified in this sentence, the CD Rate will remain the CD Rate in effect on such CD Interest Determination Date.

     DETERMINATION OF TREASURY RATE

     If the Interest Rate Basis specified above with respect to any Interest Period is the Treasury Rate, this Note is a "Treasury Rate Note" with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the Treasury Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, as determined on the applicable Treasury Interest Determination Date (as defined below).

     Unless otherwise specified above under "Other Terms", "Treasury Rate" means, with respect to any Treasury Interest Determination Date (as defined below), the rate for the most recent auction of direct obligations of the United States ("Treasury bills") having the Index Maturity specified above as such rate is released by the Board of Governors of the Federal Reserve System as reported on page 56 or 57 (or other applicable page) of the Telerate Data Service under the heading "Avge Invest Yield" or, if not so reported on the Telerate Data Service by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Treasury Interest Determination Date, such rate as published in "Statistical Release H.15(519), Selected Interest Rates", or any successor publication of the Board of Governors of the Federal Reserve System ("H.15(519)") under the heading "U.S. Government Securities--Treasury Bills-- auction average (investment)" or, if not so published in H.15(519) by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Treasury Interest Determination Date, then the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United Stated Department of the Treasury. In the event that the results of the auction of Treasury bills having an Index Maturity specified above are not otherwise reported as provided above by 3:00 p.m., New York City time, on such Calculation Date or no such auction is held in a particular week, then the Treasury Rate shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of 3:30 p.m., New York City time, on such Treasury Interest Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent, for the issue of Treasury bills with a remaining maturity closest to the Index Maturity specified above; provided, however, that if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting as specified in this sentence, the Treasury Rate with respect to such Treasury Interest Determination Date will remain the Treasury Rate in effect on such Treasury Interest Determination Date.

DETERMINATION OF J.J. KENNY RATE

     If the Interest Rate Basis specified above with respect to any Interest Period is the J.J. Kenny Rate, this Note is a "J.J. Kenny Rate Note" with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the J.J. Kenny Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, as determined on the applicable J.J. Kenny Interest Determination Date (as defined below).

     Unless otherwise specified above under "Other Terms", "J. J. Kenny Rate" means, with respect to any J. J. Kenny Interest Determination Date (as defined below), the rate in the high grade weekly index (the "Weekly Index") on such date made available by Kenny Information Systems ("Kenny") to the Calculation
Agent. The Weekly Index shall be based upon 30-day yield evaluations at par of bonds, the interest of which is exempt from Federal income taxation under the Internal Revenue Code of 1986, as amended, of not less than five high grade component issuers selected by Kenny which shall include, without limitation, issuers of general obligation bonds. The specific issuers included among the component issuers may be changed from time to time by Kenny in its discretion. The bonds on which the Weekly Index is based shall not include any bonds on which the interest is subject to a minimum tax or similar tax under the Internal Revenue Code of 1986, as amended, unless all tax-exempt bonds are subject to such tax. In the event Kenny ceases to make available such Weekly Index, a successor indexing agent will be selected by the Calculation Agent, such index to reflect the prevailing rate for bonds rated in the highest short-term rating category by Moody's Investors Service, Inc. and Standard & Poor's Ratings Group in respect of issuers most closely resembling the high grade component issuers selected by Kenny for its Weekly Index, the interest on which is (A) variable on a weekly basis, (B) exempt from Federal income taxation under the Internal Revenue Code of 1986, as amended, and (C) not subject to a minimum tax or similar tax under the Internal Revenue of Code of 1986, as amended, unless all tax-exempt bonds are subject to such tax. If such successor indexing agent is not available, the rate for the J. J. Kenny Interest Determination Date shall be 67% of the rate determined if the Treasury Rate option had been originally selected.

     DETERMINATION OF CMT RATE

     If the Interest Rate Basis specified above with respect to any Interest Period is the CMT Rate, this Note is a "CMT Rate Note" with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the CMT Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, as determined on the applicable CMT Interest Determination Date (as defined below).

     Unless otherwise specified above under "Other Terms", "CMT Rate" means, with respect to any CMT Interest Determination Date (as defined below), the rate reported for the applicable Index Maturity as such rate is released by the Board of Governors of the Federal Reserve System as reported on page 7055 (or other applicable page) of the Telerate Date Service under the heading "Daily Treasury Constant Maturities and Money Markets/Federal Reserve Board Release
H.15 Monday's Approx. 3:45 p.m. EDT," for the applicable CMT Interest Determination Date. If by 3:00 p.m., New York City Time, on the Calculation Date (as defined below) pertaining to such CMT Interest Determinate Date, such rate is not so published, then the CMT Rate for such CMT Interest Determination Date shall be calculated by the Calculation Agent and shall be the bond equivalent yield to maturity of the arithmetic mean of the secondary market bid rates, as of 3:00 p.m.,

New York City time, on the applicable CMT Interest Determination Date, reported, according to their written records, by three leading primary United States government securities dealers in The City of New York (each, a "Reference Dealer") selected by the Calculation Agent, for the most recently issued direct noncallable fixed rate Treasury Bills with an original maturity approximately equal to the applicable Index Maturity; provided, however, that if the Calculation Agent is not able to obtain such quotations from at least three such Reference Dealers, the CMT Rate will remain the CMT Rate then in effect on such CMT Interest Determination Date.

     GENERAL

     Notwithstanding the determination of the interest rate as provided above, the interest rate on this Note for any Interest Period shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified above. The interest rate on this Note will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application. Under present New York law, the maximum rate of interest is 25% per annum on a simple interest basis. This limit may not apply to Notes in which $2,500,000 or more has been invested.

     On or before the Calculation Date (as defined below), Citibank, N.A., as Calculation Agent (the "Calculation Agent"), will determine the interest rate in accordance with the foregoing with respect to the applicable Interest Rate Basis and will notify the Paying Agent. The Paying Agent will determine the Accrued Interest Factor (as defined below) applicable to this Note. The Paying Agent will, upon the request of the Holder of this Note, provide the interest rate then in effect and the interest rate which will become effective as a result of a determination made with respect to the most recent Interest Determination Date with respect to this Note. The determinations of interest rates made by the Calculation Agent shall be conclusive and binding, and neither the Trustee nor the Paying Agent shall have the duty to verify determinations of interest rates made by the Calculation Agent. The determinations of Accrued Interest Factors made by the Paying Agent shall be conclusive and binding. Unless otherwise specified above under "Other Terms", the "Calculation Date", if applicable, pertaining to any Interest Determination Date on a Note having monthly, quarterly, semi-annual or annual Interest Reset Dates will be the tenth calendar day after such Interest Determination Date, or, if any such day is not a Business Day, the next succeeding Business Day, and the "Calculation Date", if applicable, pertaining to any Interest Determination Date on a Note having daily or weekly Interest Reset Dates will be the second Business Day after such Interest Determination Date.

     As used herein, "Interest Determination Date" means the date as of which the interest rate for this Note is to be calculated, to be effective as of the following

Interest Reset Date and calculated on the related Calculation Date. Unless otherwise specified above under "Other Terms", the Interest Determination Date pertaining to an Interest Reset Date for a Commercial Paper Rate Note, Federal Funds Rate Note, LIBOR Note, Prime Rate Note, a CD Rate Note, a J.J. Kenny Rate Note or a CMT Rate Note (the "Commercial Paper Interest Determination Date", the "Federal Funds Interest Determination Date", the "LIBOR Interest Determination Date", the "Prime Interest Determination Date" the "CD Interest Determination Date", the "J.J. Kenny Interest Determination Date" and the "CMT Interest Determination Date", respectively) will be the second Business Day prior to the Interest Reset Date. Unless otherwise specified above under "Other Terms", the Interest Determination Date pertaining to an Interest Reset Date for an Eleventh District Cost of Funds Rate Note (the "Eleventh District Cost of Funds Interest Determination Date") will be the last day of the month of the District Bank preceding the Interest Reset Date on which the District Bank is open for business and publishes the Index. Unless otherwise specified above under "Other Terms", the Interest Determination Date pertaining to an Interest Reset Date for a Treasury Rate Note (the "Treasury Interest Determination Date") will be the day of the week on which Treasury bills would normally be auctioned in the week in which such Interest Reset Date falls. Treasury bills are usually sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is usually held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Interest Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week. If an auction date shall fall on any Interest Reset Date for a Treasury Rate Note, then such Interest Reset Date shall instead be the first Business Day immediately following such auction date. The Interest Determination Date pertaining to a Floating Rate Note the interest rate of which is determined by reference to two or more Interest Rate Bases will be the latest Business Day which is at least two Business Days prior to such Interest Reset Date for such Floating Rate Note on which each Interest Rate Basis is determinable.

     Unless otherwise specified above under "Other Terms", interest payments on this Note on an Interest Payment Date will include interest accrued from, and including, the next preceding Interest Payment Date to which interest has been paid or duly provided for (or from, and including, the date of issue if no interest has been paid or duly provided for) to, but excluding, such Interest Payment Date (each such interest accrual period being herein called an "Interest Period"). At the Maturity Date hereof or on any applicable Redemption Date, the interest payable shall include interest accrued to, but excluding, the Maturity Date or such Redemption Date. Accrued interest from the date of issue or from the last day to which interest has been paid or duly provided for to the date for which interest is being calculated is calculated by multiplying the face amount of this Note by the applicable accrued interest factor (the "Accrued Interest Factor"). This Accrued Interest Factor is computed by adding together the interest factors calculated for each day from the date of issue or from the last date to which interest has been paid or duly provided for to the date for which accrued interest is being calculated. The interest factor for each such day will be computed by dividing the per annum interest rate applicable to such day by 360 in the case of Commercial Paper Rate Notes, Federal Funds Rate Notes, LIBOR Notes, Prime Rate Notes, Eleventh District Cost of Funds Rate Notes, CD Rate Notes and J.J. Kenny Rate Notes, or by the actual number of days in the year in the case of Treasury Rate Notes and CMT Rate Notes. The interest rate in effect on each day will be (i) if such day is an Interest Reset Date, the interest rate with respect to the Interest Determination Date pertaining to such Interest Reset Date or (ii) if such day is not an Interest Reset Date, the interest rate with respect to the Interest Determination Date pertaining to the next preceding Interest Reset Date, subject in either case to any maximum or minimum interest rate limitation referred to above.

     Unless otherwise specified above under "Other Terms", all percentages resulting from any calculation on this Note, will be rounded, if necessary, to the nearest one hundred-thousandth of one percentage point, with five one-millionths of one percentage point rounded upward (e.g., 9.876545% (or
 .09876545) being rounded to 9.87655% (or .0987655) and 9.876544% (or .09876544)
being rounded to 9.87654% (or .0987654)); all calculations of the Accrued Interest Factor for any day on Floating Rate Notes will be rounded, if necessary, to the nearest one hundred-millionth, with five one-billionths rounded upward (e.g., .098765455 being rounded to .09876546 and .098765454 being rounded to .09876545); and all dollar amounts used in or resulting from such calculation on this Note will be rounded to the nearest cent (with one-half cent being rounded upward).

     MISCELLANEOUS PROVISIONS

     If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of all the Notes may (subject to the conditions set forth in the Indenture) be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected and, for certain purposes, without the consent of the Holders of any Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the registry books of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     Unless otherwise set forth above under "Other Terms", the Notes of this series are issuable only in fully registered form without coupons in denominations of $1,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered in the Security Register as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     This Note may have such additional or different terms as are set forth above under "Other Terms". Any terms so set forth shall be deemed to modify and/or supersede, as necessary, any other terms set forth in this Note.

     This Note shall be governed by and construed in accordance with the laws of the State of New York.

     All terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

                        ------------------------------

                                 ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM--as tenants in common
     TEN ENT--as tenants by the entireties
     JT TEN--as joint tenants with right of survivorship
                and not as tenants in common
     UNF GIFT MIN ACT--_______________Custodian_______________
                            (Cust)                  (Minor)

                       under Uniform Gift to Minors Act

                      -----------------------------------
                                    (State)

Additional abbreviations may be used though not in the above list.

                    ---------------------------------------

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

- -------------------
                   ----------------------------------------------------------
- -------------------
                   (Name and address of assignee, including zip code, must be printed or typewritten)


- --------------------------------------------------
the within Note, and all rights thereunder, hereby irrevocably constituting and appointing


______________________________________________________________________________
Attorney
to transfer said Note on the books of the within Company, with full power of substitution in the premises


Dated  _______________                   _____________________________________


                                         _____________________________________



     NOTICE: The signature to this assignment must correspond with the name as written upon the within Note in every particular, without alteration or enlargement or any change whatever and must be guaranteed by a commercial bank or trust company having its principal office or a correspondent in the City of New York or by a member of the New York Stock Exchange.

              SPECIMEN

REGISTERED    This Note is a Global Security within the       REGISTERED
              meaning of the Indenture, referred to herein    Principal Amount:
              and is registered in the name of a Depositary
              or a nominee of  a Depositary.  Unless this
No. HC-       certificate is presented by an authorized       $
              representative of The Depositary Trust
              Company (55 Water Street, New York, New York)
              to the issuer or its agent for registration
              of transfer, exchange or payment, and any
              certificate issued is registered in the name
              of Cede & Co. or such other name as requested
              by an authorized representative of The
              Depositary Trust Company and any payment is
              made to Cede & Co., ANY TRANSFER, PLEDGE OR
              OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR
              TO ANY PERSON IS WRONGFUL since the
              registered owner hereof, Cede & Co., has an
              interest herein.                                CUSIP
                                                              No.


                            FIRST BANK SYSTEM, INC.
                      MEDIUM-TERM NOTE, SERIES H (SENIOR)
               (GLOBAL ORIGINAL ISSUE DISCOUNT ZERO COUPON NOTE)


ORIGINAL ISSUE DATE:                              MATURITY DATE:

OTHER TERMS:                                      REDEMPTION TERMS:



ORIGINAL ISSUE DISCOUNT:                          YIELD TO MATURITY:

     FOR PURPOSES OF SECTIONS 1273 AND 1275 OF THE INTERNAL REVENUE CODE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THIS NOTE IS THE PERCENTAGE OF ITS PRINCIPAL AMOUNT SET FORTH ABOVE AND THE YIELD TO MATURITY IS THE PERCENTAGE SET FORTH ABOVE.

     FIRST BANK SYSTEM, INC., a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to



or registered assigns, the principal sum of                             DOLLARS

on the Maturity date shown above.

     The principal of this Note shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at the Maturity Date, and in such case the overdue principal of this Note shall bear interest at a rate which is equivalent to the yield to maturity stated above (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the Maturity Date or the date payment is due upon acceleration or redemption, as the case may be, to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable upon demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the same rate as the interest on the overdue principal (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand. In the event that any Maturity Date is not a Business Day, the principal otherwise payable on such date will be paid on the next succeeding Business Day with the same force and effect as if made on such Maturity Date. In the event that any Redemption Date is not a Business Day, such Redemption Date shall be postponed to the next day that is a Business Day. Payment of principal and any interest or premium on this Note will be made in immediately available funds at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. If possible Redemption Dates or periods within which Redemption Dates may occur and the related Redemption Prices (unless otherwise specified above under "Other Terms", expressed as percentages of the Amortized Face Amount (as defined below) of this Note) are set forth above under "Redemption Terms", this Note is subject to redemption, in whole or in part, at the option of the Company prior to the Maturity Date upon not less than 30 nor more than 60 days' notice.

     Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to below by manual signature, this Note shall not be entitled to any benefit under the Indenture hereinafter referred to or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.



Dated:                                   FIRST BANK SYSTEM, INC.


                                         By____________________________________
                                                         Chairman and President



                                         Attest


                                         --------------------------------------
                                                                      Secretary



TRUSTEE'S CERTIFICATE OF
    AUTHENTICATION

THIS IS ONE OF THE SECURITIES OF
THE SERIES DESIGNATED HEREIN AND
ISSUED PURSUANT TO THE WITHIN-
MENTIONED INDENTURE.


CITIBANK, N.A., as Trustee



By___________________________________
                 Authorized Signature

                            FIRST BANK SYSTEM, INC.
                      MEDIUM-TERM NOTE, SERIES H (SENIOR)
               (GLOBAL ORIGINAL ISSUE DISCOUNT ZERO COUPON NOTE)

     This Note is one of a duly authorized issue of securities of the Company (herein called the "Notes"), issued or to be issued in one or more series under an Indenture, dated as of October 1, 1991 (herein called the "Indenture"), between the Company and Citibank, N.A., as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.
This Note is one of the series designated herein. By the terms of the Indenture, additional Notes of this series and of other separate series, which may vary as to date, amount, Stated Maturity, interest rate or method of calculating the interest rate and in other respects as therein provided may be issued in an unlimited principal amount.

     If possible Redemption Dates or periods within which Redemption Dates may occur and the related Redemption Prices (unless otherwise specified above under "Other Terms", expressed as percentages of the Amortized Face Amount (as defined below) of this Note) are set forth above under "Redemption Terms", this Note is subject to redemption prior to the Maturity Date upon not less than 30 nor more than 60 days' notice by mail to the Person in whose name this Note is registered at such address as shall appear in the registry books of the Company, on any Redemption Date so specified or occurring within any period so specified, as a whole or in part, at the election of the Company. In the event of redemption of this Note in part only, a new Note of this series and of like tenor of an authorized denomination for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof. Unless otherwise specified above under "Redemption Terms", this Note is not subject to any sinking fund.

     If an Event of Default with respect to Notes of this series shall occur and be continuing, a lesser amount than the principal amount due at the Stated Maturity of the Notes of this series may (subject to the conditions set forth in the Indenture) be declared due and payable in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Notes of this series shall terminate.

     The amount due and payable on this Note in the event that the principal amount hereof is declared due and payable prior to the stated maturity or in the event that this Note is redeemed shall, unless otherwise indicated above under "Other Terms", be the

Amortized Face Amount (as defined below) of this Note or, in the case of redemption, the specified percentage of the Amortized Face Amount of this Note on the day such payment is due and payable, as determined by the Company, plus any accrued but unpaid "qualified stated interest" payments (as defined in the Treasury Regulations regarding original issue discount issued by the Treasury Department in January 1994 (the "Regulations")).

     The "Amortized Face Amount" of this Note shall be the amount equal to the sum of (i) the issue price (as defined below) of this Note and (ii) that portion of the difference between the issue price and the principal amount of this Note that has been amortized at the Stated Yield (as defined below) of this Note (computed in accordance with Section 1272(a)(4) of the Internal Revenue Code of 1986, as amended, and Section 1.1275-1(b) of the Regulations, in each case as in effect on the issue date of this Note) at the date as of which the Amortized Face Amount is calculated, but in no event can the Amortized Face Amount exceed the principal amount of this Note due at the stated maturity hereof. As used in the preceding sentence, the term "issue price" means the principal amount of this Note due at the stated maturity hereof less the Original Issue Discount of this Note specified above. The term "Stated Yield" of this Note means the Yield to Maturity specified above for the period from the Original Issue Date of this Note specified above, to the stated maturity hereof based on the issue price and principal amount payable at the stated maturity hereof.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected and, for certain purposes, without the consent of the Holders of any Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     In determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver under the Indenture or whether a quorum is present at a meeting of Holders of Notes, the principal amount of any Original Issue Discount Note that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal (and premium, if any) of this Note at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the registry books of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal (and premium, if any) of this Note is payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series of like tenor of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     Unless otherwise set forth above under "Other Terms", the Notes of this series are issuable only in fully registered form without coupons in denominations of $1,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered in the Security Register as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     This Note may have such additional or different terms as are set forth above, under "Other Terms". Any terms so set forth shall be deemed to modify and/or supersede, as necessary, any other terms set forth in this Note.

     This Note shall be governed by and construed in accordance with the laws of the State of New York.

     All terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

                           _________________________

                                 ABBREVIATIONS

       The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

       TEN COM--as tenants in common
       TEN ENT--as tenants by the entireties
       JT TEN--as joint tenants with right of survivorship
                 and not as tenants in common
       UNIF GIFT MIN ACT--______________________Custodian______________________
                                   (Cust)                         (Minor)

                       under Uniform Gift to Minors Act

_____________________________________________
                 (State)

Additional abbreviations may be used though not in the above list.

                           _________________________

       FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

______________________________
                              __________________________________________________
______________________________   (Name and address of assignee, including zip
                                 code, must be printed or typewritten)



________________________________________________________________________________
the within Note, and all rights thereunder, hereby irrevocably constituting and appointing

________________________________________________________________________Attorney
to transfer said Note on the books of the within Company, with full power of substitution in the premises


Dated _______________               ___________________________________________

                                    ___________________________________________


      NOTICE: The signature to this assignment must correspond with the name as written upon the within Note in every particular, without alteration or enlargement or any change whatever and must be guaranteed by a commercial bank or trust company having its principal office or a correspondent in the City of New York or by a member of the New York Stock Exchange.

                                   SPECIMEN

REGISTERED   This Note is a Global Security within the meaning  REGISTERED
             of the indenture referred to herein and is         Principal Amount
No. HD-      registered in the name of a Depositary or a
             nominee of a Depositary. Unless this certificate   $
             is presented by an authorized representative of
             The Depository Trust Company (55 Water Street,     CUSIP
             New York, New York) to the issuer or its agent     No.
             for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The
             Depositary Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE
             HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON
             IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.


                            FIRST BANK SYSTEM, INC.

                      MEDIUM-TERM NOTE, SERIES H (SENIOR)
               (GLOBAL ORIGINAL ISSUE DISCOUNT FIXED RATE NOTE)

ORIGINAL ISSUE DATE:                   MATURITY DATE:
INTEREST RATE:                         REDEMPTION TERMS:
OTHER TERMS:



ORIGINAL ISSUE DISCOUNT:               YIELD TO MATURITY:


[ ]  ORIGINAL ISSUE DISCOUNT NOTE      [ ]  ORIGINAL ISSUE DISCOUNT NOTE FOR
     SUBJECT TO "SPECIAL PROVISIONS"        FEDERAL INCOME TAX PURPOSES
     BELOW                                  ONLY

     FOR PURPOSES OF SECTIONS 1273 AND 1275 OF THE INTERNAL REVENUE CODE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THIS NOTE IS THE PERCENTAGE OF ITS PRINCIPAL AMOUNT SET FORTH ABOVE AND THE YIELD TO MATURITY IS THE PERCENTAGE SET FORTH ABOVE.

     FIRST BANK SYSTEM, INC., a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to



or registered assigns, the principal sum of                             DOLLARS

on the Maturity Date shown above or, together with any premium thereon, upon any applicable Redemption Date (subject to the "Special Provisions" below, if applicable), and to pay interest on such principal sum from the Original Issue Date shown above or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, on each February 1 and August 1 or such other dates, if any, as are specified under "Other Terms" above (the "Interest Payment Dates"), commencing with the Interest Payment Date immediately following the Original Issue Date, at the rate per annum equal to the Interest Rate shown above, until the principal hereof is paid or made available for payment; provided, however, that if the Original Issue Date is after a Regular Record Date and on or before the immediately following Interest Payment Date, interest payments will commence on the Interest Payment Date following the next succeeding Regular Record Date. The interest so payable and punctually paid or duly provided for any Interest Payment Date will as provided in the Indenture be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall, unless otherwise specified above under "Other Terms", be the fifteenth calendar day (whether or not a Business Day) next preceding such Interest Payment Date; provided, however, that interest payable on the Maturity Date of this Note or any applicable Redemption Date shall be payable to the Person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder hereof on such Regular Record Date and may be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date. In the event that any Maturity Date is not a Business Day, the principal otherwise payable on such date will be paid on the next succeeding Business Day with the same force and effect as if made on such Maturity Date. In the event that any Interest Payment Date or any applicable Redemption Date is not a Business Day, such Interest Payment Date or Redemption Date shall be postponed to the next day that is a Business Day. Payment of the principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment of the principal of (and premium, if any) and interest on this Note due on the Maturity Date or any applicable Redemption Date will be made in immediately available funds upon presentation of this Note. Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months. If possible Redemption Dates or periods within which Redemption Dates may occur and the related Redemption Prices (unless otherwise specified above under "Other Terms", expressed as percentages of the principal amount of this
Note if this Note is an Original Issue Discount Note for federal income tax purposes only as shown above and as percentages of the Amortized Face Amount (as defined below) of this Note if this Note is an Original Issue Discount Note subject to the "Special Provisions" below as shown above) are set forth above under "Redemption Terms", this Note is subject to redemption, in whole or in part, at the option of the Company prior to the Maturity Date upon not less than 30 nor more than 60 days' notice.

     Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to below by manual signature, this Note shall not be entitled to any benefit under the Indenture hereinafter referred to or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated:                                 FIRST BANK SYSTEM, INC.

TRUSTEE'S CERTIFICATE
OF AUTHENTICATION                      By _____________________________________
                                                         Chairman and President

THIS IS ONE OF THE SECURITIES OF THE
SERIES DESIGNATED HEREIN AND ISSUED    Attest
PURSUANT TO THE WITHIN-MENTIONED
INDENTURE.
                                       ________________________________________
CITIBANK, NA., as Trustee                                             Secretary


By ________________________________
               Authorized Signature

                            FIRST BANK SYSTEM, INC.
                      MEDIUM-TERM NOTE, SERIES H (SENIOR)
               (GLOBAL ORIGINAL ISSUE DISCOUNT FIXED RATE NOTE)

     This Note is one of a duly authorized issue of securities of the Company (herein called the "Notes"), issued or to be issued in one or more series under an Indenture, dated as of October 1, 1991 (herein called the "Indenture"), between the Company and Citibank, N.A., as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all Indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.
This Note is one of the series designated herein. By the terms of the Indenture, additional Notes of this series and of other separate series, which may vary as to date, amount, Stated Maturity, interest rate or method of calculating the interest rate and in other respects as therein provided, may be issued in an unlimited principal amount.

     If possible Redemption Dates or periods within which Redemption Dates may occur and the related Redemption Prices (unless otherwise specified above under "Other Terms", expressed as percentages of the principal amount of this Note if this Note is an Original Issue Discount Note for federal income tax purposes only as shown above and as percentages of the Amortized Face Amount (as defined below) of this Note if this Note is an Original Issue Discount Note subject to the "Special Provisions" below as shown above) as set forth above under "Redemption Terms", this Note is subject to redemption prior to the Maturity Date upon not less than 30 nor more than 60 days' notice by mail to the Person in whose name this Note is registered at such address as shall appear in the registry books of the Company, on any Redemption Date so specified or occurring within any period so specified, as a whole or in part, at the election of the Company, at the applicable Redemption Price so specified, together in the case of any such redemption with accrued interest to the Redemption Date, provided, however, that installments of interest whose stated maturity is on or prior to such Redemption Date will be payable to the Holder of this Note (or one or more predecessor Notes) at the close of business on the relevant Record Dates, referred to above, all as provided in the Indenture, in the event of redemption of this Note in part only, a new Note of this series and of like tenor of an authorized denomination for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof. Unless otherwise specified above under "Redemption Terms", this Note is not subject to any sinking fund.

     If an Event of Default with respect to Notes of this series shall occur and be continuing, a lesser amount than the principal amount due at the Stated Maturity of the Notes of this series may (subject to the conditions set forth in the Indenture) be declared due and payable in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Notes of this series shall terminate.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected and, for certain purposes, without the consent of the Holders of any Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     In determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver under the Indenture or whether a quorum is present at a meeting of Holders of Notes, the principal amount of any Original Issue Discount Note that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal (and premium, if any) of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the registry books of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     Unless otherwise set forth above under "Other Terms", the Notes of this series are issuable only in fully registered form without coupons in denominations of $1,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered in the Security Register as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     This Note may have such additional or different terms as are set forth above, under "Other Terms". Any terms so set forth shall be deemed to modify and/or supersede, as necessary, any other terms set forth in this Note.

     This Note shall be governed by and construed in accordance with the laws of the State of New York.

     All terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.


                              SPECIAL PROVISIONS

     Unless otherwise indicated above under "Other Terms", if this Note is an Original Issue Discount Fixed Rate Note subject to these Special Provisions, as indicated above, the amount due and payable on this Note in the event that the principal amount hereof is declared due and payable prior to the stated maturity hereof or in the event that this Note is redeemed shall be the Amortized Face Amount (as defined below) of this Note or, in the case of redemption, the specified percentage of the Amortized Face Amount of this Note on the date such payment is due and payable as determined by the Company, plus any accrued but unpaid "qualified stated interest" payments (as defined in the Treasury Regulations regarding original issue discount issued by the Treasury Department (the "Regulations")).

     The "Amortized Face Amount" of this Note shall be the amount equal to the sum of (i) the issue price (as defined below) of this Note and (ii) that portion of the difference between the issue price and the principal amount of this Note that has been amortized at the Stated Yield (as defined below) of this Note (computed in accordance with Section 1272(a)(4) of the Internal Revenue Code of 1986, as amended, and Section 1.1275-1(b) of the Regulations, in each case as in effect on the issue date of this Note) at the date as of which the Amortized Face Amount is calculated, but in no event can the Amortized Face Amount exceed the principal amount of this Note due at the stated maturity hereof. As used in the preceding sentence, the term "issue price" means the principal amount of this Note due at the stated maturity hereof less the Original Issue Discount of this Note specified above. The term "Stated Yield" of this Note means the Yield to Maturity specified above for the period from the Original Issue Date of this Note specified above, to the stated maturity hereof based on the issue price and principal amount payable at the stated maturity hereof.


                           -------------------------


                                 ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM--as tenants in common
     TEN ENT--as tenants by the entireties
     JT TEN --as joint tenants with right of survivorship and not as tenants in common
     UNIF GIFT MIN ACT--______________________ Custodian _______________________
                                (Cust)                           (Minor)

                        under Uniform Gift to Minors Act

                        _________________________________
                                     (State)

Additional abbreviations may be used though not in the above list.


                           -------------------------

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

______________________
                      __________________________________________________________
______________________    (Name and address of assignee, including zip code,
                                    must be printed or typewritten)

________________________________________________________________________________
the within Note, and all rights thereunder, hereby irrevocably constituting and appointing ________________________________________________ Attorney to transfer said Note on the books of the within Company, with full power of substitution in the premises


Dated _______________               ___________________________________________

                                    ___________________________________________


     NOTICE: The signature to this assignment must correspond with the name as written upon the within Note in every particular, without alteration or enlargement or any change whatever and must be guaranteed by a commercial bank or trust company having its principal office or a correspondent in the City of New York or by a member of the New York Stock Exchange.

SPECIMEN

This Note is a Global Security within the meaning of the Indenture referred to herein and is registered in the name of a Depositary or a nominee of a Depositary. Unless this certificate is presented by an authorized representative of The Depositary Trust Company (55 Water Street, New York, New
York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depositary Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.


REGISTERED                                                    REGISTERED
                        FIRST BANK SYSTEM, INC.               Principal Amount:
No. IA-        MEDIUM-TERM NOTE, SERIES I (SUBORDINATED)      $
                       (GLOBAL FIXED RATE NOTE)               CUSIP
                                                              No.

ORIGINAL ISSUE DATE:                     MATURITY DATE:

INTEREST RATE:                           REDEMPTION TERMS:

OTHER TERMS:



     FIRST BANK SYSTEM, INC., a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to



or registered assigns, the principal sum of                              DOLLARS


on the Maturity Date shown above or, together with any premium thereon, upon any applicable Redemption Date, and to pay interest thereon from the Original Issue Date shown above or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, on each February 1 and August 1 or such other dates, if any, as are specified under "Other Terms" above (the "Interest Payment Dates"), commencing with the Interest Payment Date immediately following the Original Issue Date, at the rate per annum equal to the Interest Rate shown above, until the principal hereof is paid or made available for payment; provided, however, that if the Original Issue Date is after a Regular Record Date and on or before the immediately following Interest Payment Date interest payments will commence on the Interest Payment Date following the next succeeding Regular Record Date. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will as provided in the Indenture be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall, unless otherwise specified under "Other Terms" above, be the fifteenth calendar day (whether or not a Business Day) next preceding such Interest Payment Date; provided, however, that interest payable on the Maturity Date of this Note or any applicable Redemption Date shall be payable to the Person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder hereof on such Regular Record Date and may be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date. In the event that any Maturity Date is not a Business Day, the principal otherwise payable on such date will be paid on the next succeeding Business Day with the same force and effect as if made on such Maturity Date. In the event that any Interest Payment Date or any applicable Redemption Date is not a Business Day, such Interest Payment Date or Redemption Date shall be postponed to the next day that is a Business Day. Payment of the principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment of the principal of (and premium, if any) and interest on this Note due on the Maturity Date or any applicable Redemption Date will be made in immediately available funds upon presentation of this Note. Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months. If possible Redemption Dates or periods within which Redemption Dates may occur and the related Redemption Prices (expressed as percentages of the principal amount of this Note) are set forth above under "Redemption Terms", this Note is subject to redemption, in whole or in part, at the option of the Company prior to the Maturity Date upon not less than 30 nor more than 60 days' notice.

     Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee identified below, by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


                                         FIRST BANK SYSTEM, INC.


Dated:                                   By____________________________________
                                                         Chairman and President
TRUSTEE'S CERTIFICATE OF
  AUTHENTICATION
                                         Attest________________________________
                                                                      Secretary
THIS IS ONE OF THE SECURITIES OF THE
SERIES DESIGNATED HEREIN AND ISSUED
PURSUANT TO THE WITHIN-MENTIONED
INDENTURE.



CITIBANK, N.A., as Trustee


By _________________________________
                Authorized Signatory

                            FIRST BANK SYSTEM, INC.
                   MEDIUM-TERM NOTE, SERIES I (SUBORDINATED)
                           (GLOBAL FIXED RATE NOTE)


     This Note is one of a duly authorized issue of securities of the Company (herein called the "Notes"), issued or to be issued in one or more series under an Indenture, dated as of October 1, 1991, as amended by a First Supplemental Indenture dated as of April 1, 1993 (as so amended, the "Indenture"), between the Company and Citibank, N.A., as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee the Holders of Senior Indebtedness and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated herein. By the terms of the Indenture, additional Notes of this series and of other separate series, which may vary as to date, amount, Stated Maturity, interest rate or method of calculating the interest rate and in other respects as therein provided, may be issued in an unlimited principal amount.

     The indebtedness evidenced by the Notes is, to the extent and in the manner provided in the Indenture referred to above, subordinate and subject in right of payment to the prior payment in full of the principal of and premium, if any, and interest on all Senior Indebtedness of the Company, as defined in the Indenture, and each Holder of this Note, by accepting the same, agrees to and shall be bound by the provisions of the Indenture and authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination of this Note as provided in the Indenture and appoints the Trustee his attorney-in-fact for any and all such purposes.

     If possible Redemption Dates or periods within which Redemption Dates may occur and the related Redemption Prices (expressed as percentages of the principal amount of this Note) are set forth above under "Redemption Terms", this Note is subject to redemption prior to the Maturity Date upon not less than 30 nor more than 60 days' notice by mail to the Person in whose name this Note is registered at such address as shall appear in the registry books of the Company, on any Redemption Date so specified or occurring within any period so specified, as a whole or in part, at the election of the Company, at the applicable Redemption Price so specified, together in the case of any such redemption with accrued interest to the Redemption Date; provided, however, that installments of interest whose stated maturity is on or prior to such Redemption Date will be payable to the Holder of this Note (or one or more predecessor Notes) at the close of business on the relevant Record Dates referred to above, all as provided in the Indenture. In the event of redemption of this Note in part only, a new Note of this series and of like tenor of an authorized denomination for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof. Unless otherwise specified above under "Redemption Terms", this Note is not subject to any sinking fund.

     If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of all the Notes may (subject to the conditions set forth in the Indenture) be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected and, for certain purposes, without the consent of the Holders of any Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     Subject to the rights of holders of Senior Indebtedness of the Company set forth in this Note and as provided in the Indenture referred to above, no reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the registry books of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     Unless otherwise set forth above, under "Other Terms", the Notes of this series are issuable only in fully registered form without coupons in denominations of $1,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered in the Security Register as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     This Note may have such additional or different terms as are set forth above under "Other Terms". Any terms so set forth shall be deemed to modify and/or supersede, as necessary, any other terms set forth in this Note.

     This Note shall be governed by and construed in accordance with the laws of the State of New York.

     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                          -------------------------


                                 ABBREVIATIONS

     The following abbreviations, when used in this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM--as tenants in common
     TEN ENT--as tenants by the entireties
     JT TEN --as joint tenants with right of survivorship and not as tenants in common
     UNIF GIFT MIN ACT--______________________ Custodian _______________________
                                (Cust)                           (Minor)

                        under Uniform Gift to Minors Act

                        _________________________________
                                     (State)

Additional abbreviations may be used though not in the above list.


                           -------------------------

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

 --------------------
|                    |---------------------------------------------------------
 --------------------     (Name and address of assignee, including zip code,
                           must be printed or typewritten)


- --------------------------------------------------------------------------------
the within Note, and all rights thereunder, hereby irrevocably constituting and appointing


                                                                       Attorney
- ----------------------------------------------------------------------
to transfer said Note on the books of the within Company, with full power of substitution in the premises


Dated
       ---------------              -------------------------------------------

                                    -------------------------------------------



     NOTICE: The signature to this assignment must correspond with the name as written upon the within Note in every particular, without alteration or enlargement or any change whatever and must be guaranteed by a commercial bank or trust company having its principal office or a correspondent in the City of New York or by a member of the New York Stock Exchange.

                                   SPECIMEN

This Note is a Global Security within the meaning of the Indenture referred to herein and is registered in the name of a Depositary or a nominee of a Depositary. Unless this certificate is presented by an authorized representative of The Depositary Trust Company (55 Water Street, New York, New
York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depositary Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED                                                    REGISTERED
                          FIRST BANK SYSTEM, INC.             Principal Amount:
No. IB-         MEDIUM-TERM NOTE, SERIES I (SUBORDINATED)     $
                       (GLOBAL FLOATING RATE NOTE)            CUSIP
                                                              No.

ORIGINAL ISSUE DATE:                           MATURITY DATE:

INITIAL INTEREST RATE:                         SPREAD:

INTEREST RATE BASIS (AND, IF                   SPREAD MULTIPLIER:
      APPLICABLE, RELATED INTEREST PERIODS):

[     ] COMMERCIAL PAPER RATE                  REDEMPTION TERMS:
[     ] FEDERAL FUNDS RATE
[     ] LIBOR
[     ] PRIME RATE
[     ] ELEVENTH DISTRICT COST
        OF FUNDS RATE
[     ] CD RATE
[     ] TREASURY RATE
[     ] FIXED RATE
[     ] J.J. KENNY RATE
[     ] CMT RATE
[     ] OTHER (SEE "OTHER TERMS")              OTHER TERMS:

INDEX MATURITY:

MAXIMUM INTEREST RATE:

MINIMUM INTEREST RATE:

INTEREST RESET DATES:

INTEREST PAYMENT DATES:

     FIRST BANK SYSTEM, INC., a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to or registered assigns, the principal sum of

                                                                         DOLLARS

on the Maturity Date shown above or, together with any premium thereon, upon any applicable Redemption Date, and to pay interest thereon from the Original Issue Date shown above or, except as otherwise specified below, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, on each Interest Payment Date shown above, commencing with the Interest Payment Date immediately following the Original Issue Date, at the rate per annum determined in accordance with the provisions below relating to the applicable Interest Rate Basis specified above, until the principal hereof is paid or made available for payment; provided, however, that if the Original Issue Date is after a Regular Record Date and on or before the immediately following Interest Payment Date, interest payments will commence on the Interest Payment Date following the next succeeding Regular Record Date. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will as provided in such Indenture be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which, unless otherwise specified under "Other Terms" above, shall be the fifteenth calendar day (whether or not a Business Day) next preceding such Interest Payment Date; provided, however, that interest payable on the Maturity Date of this Note or any applicable Redemption Date shall be payable to the Person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder hereof on such Regular Record Date and may be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date. In the event that any Maturity Date is not a Business Day, the principal otherwise payable on such date will be paid on the next succeeding Business Day with the same force and effect as if made on such Maturity Date, except that, in the case of a LIBOR Note, if such Business Day is in the next succeeding calendar month, such Maturity Date shall be the immediately preceding Business Day. In the event that any Interest Payment Date or any applicable Redemption Date is not a Business Day, such Interest Payment Date or Redemption Date shall be postponed to the next day that is a Business Day, except that, in the case of a LIBOR Note, if such Business Day is in the next succeeding calendar month, such Interest Payment Date or Redemption Date shall be the immediately preceding Business Day. Payment of the principal of

(and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment of the principal of (and premium, if any) and interest on this Note due on the Maturity Date or any applicable Redemption Date will be made in immediately available funds upon presentation of this Note. If possible Redemption Dates or periods within which Redemption Dates may occur and the related Redemption Prices (expressed as percentages of the principal amount of this Note) are set forth above under "Redemption Terms", this Note is subject to redemption, in whole or in part, at the option of the Company prior to the Maturity Date upon not less than 30 nor more than 60 days' notice.

     Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to below by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


                                    FIRST BANK SYSTEM, INC.


Dated:                              By
                                       -----------------------------------------
                                                          Chairman and President
TRUSTEE'S CERTIFICATE OF
AUTHENTICATION
                                    Attest
                                           -------------------------------------
THIS IS ONE OF THE SECURITIES OF                                      Secretary
THE SERIES DESIGNATED HEREIN AND
ISSUED PURSUANT TO THE
WITHIN-MENTIONED INDENTURE.



CITIBANK, N.A., as Trustee


By
   ----------------------------------
                 Authorized Signatory

                            FIRST BANK SYSTEM, INC.
                   MEDIUM-TERM NOTE, SERIES I (SUBORDINATED)
                          (GLOBAL FLOATING RATE NOTE)


     This Note is one of a duly authorized issue of securities of the Company (herein called the "Notes"), issued or to be issued in one or more series under an Indenture dated as of October 1, 1991, as amended by a First Supplemental Indenture dated as of April 1, 1993 (as so amended, the "Indenture"), between the Company and Citibank, N.A. as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all Indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Holders of Senior Indebtedness and the Holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated herein. By the terms of the Indenture, additional Notes of this series and of other separate series, which may vary as to date, amount, Stated Maturity, interest rate or method of calculating the interest rate and in other respects as therein provided, may be issued in an unlimited principal amount.

     REDEMPTION

     If possible Redemption Dates or periods within which Redemption Dates may occur and the related Redemption Prices (expressed as percentages of the principal amount of this Note) are set forth above under "Redemption Terms", this Note is subject to redemption prior to the Maturity Date upon not less than 30 nor more than 60 days' notice by mail to the Person in whose name this Note is registered at such address as shall appear in the registry books of the Company, on any Redemption Date so specified or occurring within any period so specified, as a whole or in part, at the election of the Company, at the applicable Redemption Price so specified, together with accrued interest to the Redemption Date, provided, however, that installments of interest whose Stated Maturity is on or prior to such Redemption Date will be payable in the case of any such redemption to the Holder of this Note (or one or more predecessor Notes) at the close of business on the relevant Record Dates referred to above, all as provided in the Indenture. In the event of redemption of this Note in part only, a new Note of this series and of like tenor of an authorized denomination for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof. Unless otherwise specified above, under "Redemption Terms", this Note is not subject to any sinking fund.

     INTEREST PROVISIONS

     Commencing with the Interest Reset Date specified above, first following the Original Issue Date specified above, the rate at which this Note bears interest will be reset daily, weekly, monthly, quarterly, semi-annually or annually (the date on which each such reset occurs, an "Interest Reset Date"). Unless otherwise specified above under "Other Terms", the Interest Reset Date will be as follows: in the case of Notes which are reset daily, each Business Day; in the case of Notes (other than Treasury Rate Notes) which are reset weekly, Wednesday of each week; in the case of Treasury Rate Notes which are reset weekly, Tuesday of each week (except if the auction date falls on a Tuesday, then the next Business Day, as provided below); in the case of Notes (other than Eleventh District Cost of Funds Rate Notes) which are reset monthly, the third Wednesday of each month; in the case of Eleventh District Cost of Funds Rate Notes (all of which reset monthly), the first Business Day of each month; in the case of Notes which are reset quarterly, the third Wednesday of March, June, September and December of each year; in the case of Notes which are reset semi-annually, the third Wednesday of the two months of each year as indicated above, by the Interest Reset Dates; and in the case of Notes which are reset annually, the third Wednesday of the month of each year as indicated above, by the Interest Reset Dates. Unless otherwise specified above, the interest rate determined with respect to any Interest Determination Date (as defined below) will become effective on and as of the next succeeding Interest Reset Date; provided, however, that the interest rate in effect from the date of issue to the first Interest Reset Date with respect to this Note (the "Initial Interest Rate") will be as set forth above. If any Interest Reset Date for any Note would otherwise be a day that is not Business Day, such Interest Reset Date shall be postponed to the next day that is a Business Day, except that in the case of a LIBOR Note, if such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day. Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date the rate of interest on this Note shall be the rate determined in accordance with the provisions of the applicable heading below.

     DETERMINATION OF COMMERCIAL PAPER RATE

     If the Interest Rate Basis specified above with respect to any Interest Period (as defined below) is the Commercial Paper Rate, this Note is a "Commercial Paper Rate Note" with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the Commercial Paper Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, as determined on the applicable Commercial Paper Interest Determination Date (as defined below).

     Unless otherwise specified above under "Other Terms", "Commercial Paper Rate" means, with respect to any Commercial Paper Interest Determination Date, the Money Market Yield (calculated as described below) of the rate on that date for commercial paper having the Index Maturity specified above as such rate is released by the Board of Governors of the Federal Reserve System as reported on page 120 (or other applicable page) of the Telerate Data Service, under the heading "Dealer Commercial Paper". If by 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such Commercial Paper Interest Determination Date such rate is not so reported on the Telerate Data Service, then the Commercial Paper Rate shall be the Money Market Yield of the rate on that Commercial Paper Interest Determination Date for commercial paper having such Index Maturity as published by the Federal Reserve Bank of New York in its daily statistical release, "Composite 3:30 p.m. Quotations for U.S. Government Securities" (or any successor publication published by the Federal Reserve Bank of New York) ("Composite Quotations") under the heading "Commercial Paper". If by 3:00 p.m. New York City time, on such Calculation Date such rate is not so published in Composite Quotations, the Commercial Paper Rate for that Commercial Paper Interest Determination Date shall be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered rates of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent as of 11:00 a.m., New York City time, on that Commercial Paper Interest Determination Date, for commercial paper having such Index Maturity placed for an industrial issuer whose bond rating is "AA", or the equivalent, from a nationally recognized securities rating agency; provided, however, that if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting as specified in this sentence, the Commercial Paper Rate with respect to such Commercial Paper; Interest Determination Date will remain the Commercial Paper Rate in effect on such Commercial Paper Interest Determination Date.

     "Money Market Yield" shall be a yield calculated in accordance with the following formula:

          Money Market Yield =       D x 360        x 100
                               -------------------
                                  360 - (D x M)

where "D" refers to the per annum rate for the commercial paper, quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the interest period for which interest is being calculated.

     DETERMINATION OF FEDERAL FUNDS RATE

     If the Interest Rate Basis specified above with respect to any Interest Period is the Federal Funds Rate, this Note is a "Federal Funds Rate Note" with respect to such Interest Period and the interest rate with respect to this Note for any Interest

Reset Date relating to such Interest Period shall be the Federal Funds Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, as determined on the applicable Federal Funds Interest Determination Date (as defined below).

     Unless otherwise specified above under "Other Terms", "Federal Funds Rate" means, with respect to any Federal Funds Interest Determination Date (as defined below), the rate on that day for Federal Funds as released by the Board of Governors of the Federal Reserve System as reported on page 120 (or other applicable page) of the Telerate Data Service under the heading "Fed Funds Effective" or, if not so reported on the Telerate Data Service by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Federal Funds Interest Determination Date, then the Federal Funds Rate will be the rate on such Federal Funds Interest Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate". If such rate is not so published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Federal Funds Interest Determination Date, the Federal Funds Rate for such Federal Funds Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight Federal Funds arranged by three leading dealers of Federal Funds transactions in the City of New York selected by the Calculation Agent as of 3:00 p.m., New York City time, on such Federal Funds Interest Determination Date; provided, however, that if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting as specified in this sentence, the Federal Funds Rate will remain the Federal Funds Rate in effect on such Federal Funds Interest Determination Date.

     DETERMINATION OF LIBOR

     If the Interest Rate Basis specified above with respect to any Interest Period is LIBOR, this Note is a "LIBOR Note" with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be LIBOR plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, as determined on the applicable LIBOR Interest Determination Date (as defined below).

     Unless otherwise specified above under "Other Terms", "LIBOR" will be determined by the Calculation Agent in accordance with the following provisions:

     (i) With respect to a LIBOR Interest Determination Date (as defined below), LIBOR will be determined on the basis of the offered rates for deposits in U.S. dollars having the Index Maturity specified above, commencing on the second Business Day immediately following that LIBOR Interest Determination Date, that appears as of 11:00 a.m. London time on such LIBOR Interest Determination Date on page 3750 (or other applicable page) of the Telerate Data Service, or such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits. If no rate is reported by the Telerate Date Service, then LIBOR in respect of that LIBOR Interest Determination Date will be determined as specified in (ii) below.

     (ii) With respect to a LIBOR Interest Determination Date on which no rate is reported by the Telerate Data Service as specified in (i) above, LIBOR will be determined on the basis of the rates at which deposits in U.S. dollars are offered by four major banks in the London interbank market selected by the Calculation Agent (the "Reference Banks") at approximately 11:00 a.m., London time, on that LIBOR Interest Determination Date to prime banks in the London interbank market having the Index Maturity specified above commencing on the second Business Day immediately following that LIBOR Interest Determination Date and in a principal amount, not less than U.S. $1,000,000, that, in the judgment of the Calculation Agent, is representative for a single transaction in such market at such time. The Calculation Agent will request the principal London office of each of such Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR in respect of that LIBOR Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR in respect of that LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted by three major banks in The City of New York selected by the Calculation Agent at approximately 11:00 a.m., New York City time, on that LIBOR Interest Determinate Date for loans in U.S. dollars to leading European banks, having the Index Maturity specified above, commencing on the second Business Day immediately following that LIBOR Interest Determination Date and in a principal amount, not less than U.S. $1,000,000, that, in the judgment of the Calculation Agent, is representative for a single transaction in such market at such time; provided, however, that if fewer than three banks in The City of New York selected as aforesaid by the Calculation Agent are quoting as specified in this sentence, LIBOR with respect to such LIBOR Interest Determination Date will remain LIBOR in effect on such LIBOR Interest Determination Date.

     DETERMINATION OF PRIME RATE

     If the Interest Rate Basis specified above with respect to any Interest Period is the Prime Rate, this Note is a "Prime Rate Note" with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the Prime Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, as determined on the applicable Prime Interest Determination Date (as defined below).

     Unless otherwise specified above under "Other Terms", "Prime Rate" means, with respect to any Prime Interest Determination Date, the arithmetic mean of the prime rates or base rates for commercial loans quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Prime Interest Determination Date by three major money center banks in The City of New York selected by the Calculation Agent (after consultation with the Company). If fewer than three quotations are provided, the Prime Rate shall be calculated by the Calculation Agent and shall be determined as the arithmetic mean on the basis of the prime rates or base rates for commercial loans quoted in The City of New York on such date by three substitute banks or trust companies organized and doing business under the laws of the United States, or any State thereof, having total equity capital of at least $500,000,000 and being subject to supervision or examination by a federal or state authority, selected by the Calculation Agent (after consultation with the Company); provided, however, that if fewer than three banks or trust companies selected as aforesaid by the Calculation Agent are quoting as specified in this sentence, the Prime Rate will remain the Prime Rate in effect on such Prime Interest Determination Date.

     DETERMINATION OF ELEVENTH DISTRICT COST OF FUNDS RATE

     If the Interest Rate Basis specified above with respect to any Interest Period is the Eleventh District Cost of Funds Rate, this Note is an "Eleventh District Cost of Funds Rate Note" with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the Eleventh District Cost of Funds Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, as determined on the applicable Eleventh District Cost of Funds Interest Determination Date (as defined below).

     Unless otherwise specified above under "Other Terms", "Eleventh District Cost of Funds Rate" means, with respect to any Eleventh District Cost of Funds Interest Determination Date, the monthly weighted average cost of funds for the calendar month immediately preceding the month in which such Eleventh District Cost of Funds Interest Determination Date falls, as reported on page 7058 (or other applicable page) of the Telerate Data Service, under the heading "11th District" as of 11:00 A.M. San Francisco time, on such Eleventh District Cost of Funds Interest Determination Date. If such rate is not so reported on the Telerate Data Service on any related Eleventh District Cost of Funds Interest Determination Date, the Eleventh District Cost of Funds Rate for such Eleventh District Cost of Funds Interest Determination Date shall be the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the "Index") by the Federal Home Loan Bank of San Francisco (the "District Bank") as such cost of funds for the calendar month immediately preceding the date of such announcement. If the District Bank fails to announce such rate for the calendar month immediately preceding such Eleventh District Cost of Funds Interest Determination Date, then the Eleventh District Cost of Funds Rate determined as of such Eleventh District Cost of Funds Interest

Determination Date will be the Eleventh District Cost of Funds Rate in effect on such Eleventh District Cost of Funds Interest Determination Date.

     DETERMINATION OF THE CD RATE

     If the Interest Rate Basis specified above with respect to any Interest Period is the CD Rate, this Note is a "CD Rate Note" with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the CD Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, as determined on the applicable CD Interest Determination Date (as defined below).

     Unless otherwise specified above under "Other Terms", "CD Rate" means, with respect to any CD Interest Determination Date, the rate on such date for negotiable certificates of deposit having the Index Maturity specified above as such rate is released by the Board of Governors of the Federal Reserve System as reported on page 120 (or other applicable page) of the Telerate Data Service under the heading "Certs of Deposit". If by 3:00 p.m., New York City time, on the Calculation Date pertaining to such CD Interest Determination Date, such rate is not so reported on the Telerate Data Service, then the CD Rate shall be the rate on such CD Interest Determination Date for negotiable certificates of deposit of the Index Maturity specified above as published in Composite Quotations under the heading "Certificates of Deposit". If by 3:00 p.m., New York City time, on such Calculation Date such rate is not so published in Composite Quotations, the CD Rate for that CD Interest Determination Date shall be calculated by the Calculation Agent and shall be the arithmetic mean of the secondary market offered rates as of 3:00 p.m., New York City time, on such CD Interest Determination Date, of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major U.S. money market banks which are then rated A-1+ by Standard & Poor's Ratings Group and P-1 by Moody's Investor Service with a remaining maturity closest to the Index Maturity specified above in denominations of $5,000,000; provided, however, that if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting as specified in this sentence, the CD Rate will remain the CD Rate in effect on such CD Interest Determination Date.

     DETERMINATION OF TREASURY RATE

     If the Interest Rate Basis specified above with respect to any Interest Period is the Treasury Rate, this Note is a "Treasury Rate Note" with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the Treasury Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, as determined on the applicable Treasury Interest Determination Date (as defined below).

     Unless otherwise specified above under "Other Terms", "Treasury Rate" means, with respect to any Treasury Interest Determination Date (as defined below), the rate for the most recent auction of direct obligations of the United States ("Treasury bills") having the Index Maturity specified above as such rate is released by the Board of Governors of the Federal Reserve System as reported on page 56 or 57 (or other applicable page) of the Telerate Data Service under the heading "Avge Invest Yield" or, if not so reported on the Telerate Data Service by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Treasury Interest Determination Date, such rate as published in "Statistical Release H.15(519), Selected Interest Rates", or any successor publication of the Board of Governors of the Federal Reserve System ("H.15(519)") under the heading "U.S. Government Securities--Treasury Bills-- auction average (investment)" or, if not so published in H.15(519) by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Treasury Interest Determination Date, then the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United Stated Department of the Treasury. In the event that the results of the auction of Treasury bills having an Index Maturity specified above are not otherwise reported as provided above by 3:00 p.m., New York City time, on such Calculation Date or no such auction is held in a particular week, then the Treasury Rate shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of 3:30 p.m., New York City time, on such Treasury Interest Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent, for the issue of Treasury bills with a remaining maturity closest to the Index Maturity specified above; provided, however, that if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting as specified in this sentence, the Treasury Rate with respect to such Treasury Interest Determination Date will remain the Treasury Rate in effect on such Treasury Interest Determination Date.

     DETERMINATION OF J.J. KENNY RATE

     If the Interest Rate Basis specified above with respect to any Interest Period is the J.J. Kenny Rate, this Note is a "J.J. Kenny Rate Note" with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the J.J. Kenny Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, as determined on the applicable J.J. Kenny Interest Determination Date (as defined below).

     Unless otherwise specified above under "Other Terms", "J.J. Kenny Rate" means, with respect to any J.J. Kenny Interest Determination Date (as defined below), the rate in the high grade weekly index (the "Weekly Index") on such date made available by Kenny Information Systems ("Kenny") to the Calculation Agent. The Weekly Index shall be based upon 30-day yield evaluations at par of bonds, the interest of which is exempt from Federal income taxation under the Internal Revenue Code of 1986, as amended, of not less than five high grade component issuers selected by Kenny which shall include, without limitation, issuers of general obligation bonds. The specific issuers included among the component issuers may be changed from time to time by Kenny in its discretion. The bonds on which the Weekly Index is based shall not include any bonds on which the interest is subject to a minimum tax or similar tax under the Internal Revenue Code of 1986, as amended, unless all tax-exempt bonds are subject to such tax. In the event Kenny ceases to make available such Weekly Index, a successor indexing agent will be selected by the Calculation Agent, such index to reflect the prevailing rate for bonds rated in the highest short-term rating category by Moody's Investors Service, Inc. and Standard & Poor's Ratings Group in respect of issuers most closely resembling the high grade component issuers selected by Kenny for its Weekly Index, the interest on which is (A) variable on a weekly basis, (B) exempt from Federal income taxation under the Internal Revenue Code of 1986, as amended, and (C) not subject to a minimum tax or similar tax under the Internal Revenue of Code of 1986, as amended, unless all tax-exempt bonds are subject to such tax. If such successor indexing agent is not available, the rate for the J. J. Kenny Interest Determination Date shall be 67% of the rate determined if the Treasury Rate option had been originally selected.

     DETERMINATION OF CMT RATE

     If the Interest Rate Basis specified above with respect to any Interest Period is the CMT Rate, this Note is a "CMT Rate Note" with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the CMT Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, as determined on the applicable CMT Interest Determination Date (as defined below).

     Unless otherwise specified above under "Other Terms", "CMT Rate" means, with respect to any CMT Interest Determination Date (as defined below), the rate reported for the applicable Index Maturity as such rate is released by the Board of Governors of the Federal Reserve System as reported on page 7055 (or other applicable page) of the Telerate Data Service, under the heading "Daily Treasury Constant Maturities and Money Markets/Federal Reserve Board Release
H.15 Monday's Approx. 3:45 p.m. EDT," for the applicable CMT Interest Determination Date. If by 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such CMT Interest Determination Date, such rate is not so published, then the CMT Rate for such CMT Interest Determination Date shall be calculated by the Calculation Agent and shall be the bond equivalent yield to maturity of the arithmetic mean of the secondary market bid rates, as of 3:00 p.m., New York City time, on the applicable CMT Interest Determination Date, reported, according to their written records, by three leading primary United States government securities dealers in The City of New York (each, a "Reference Dealer") selected by the Calculation Agent, for the most recently issued direct noncallable fixed rate Treasury Bills with an original maturity approximately equal to the applicable Index Maturity; provided, however, that if the Calculation Agent is not able to obtain such quotations from at least three such Reference Dealers, the CMT Rate will remain the CMT Rate then in effect on such CMT Interest Determination Date.

     GENERAL

     Notwithstanding the determination of the interest rate as provided above, the interest rate on this Note for any Interest Period shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified above. The interest rate on this Note will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application. Under present New York law, the maximum rate of interest is 25% per annum on a simple interest basis. This limit may not apply to Notes in which $2,500,000 or more has been invested.

     On or before the Calculation Date (as defined below), Citibank, N.A., as Calculation Agent (the "Calculation Agent"), will determine the interest rate in accordance with the foregoing with respect to the applicable Interest Rate Basis and will notify the Paying Agent. The Paying Agent will determine the Accrued Interest Factor (as defined below) applicable to this Note. The Paying Agent will, upon the request of the Holder of this Note, provide the interest rate then in effect and the interest rate which will become effective as a result of a determination made with respect to the most recent Interest Determination Date with respect to this Note. The determinations of interest rates made by the Calculation Agent shall be conclusive and binding, and neither the Trustee nor the Paying Agent shall have the duty to verify determinations of interest rates made by the Calculation Agent. The determinations of Accrued Interest Factors made by the Paying Agent shall be conclusive and binding. Unless otherwise specified above under "Other Terms", the "Calculation Date", if applicable, pertaining to any Interest Determination Date on a Note having monthly, quarterly, semi-annual or annual Interest Reset Dates will be the tenth calendar day after such Interest Determination Date, or, if any such day is not a Business Day, the next succeeding Business Day, and the "Calculation Date", if applicable, pertaining to any Interest Determination Date on a Note having daily or weekly Interest Reset Dates will be the second Business Day after such Interest Determination Date.

     As used herein, "Interest Determination Date" means the date as of which the interest rate for this Note is to be calculated, to be effective as of the following Interest Reset Date and calculated on the related Calculation Date. Unless otherwise specified above under "Other Terms", the Interest Determination Date pertaining to an Interest Reset Date for a Commercial Paper Rate Note, Federal Funds Rate Note, LIBOR Note, Prime Rate Note, CD Rate Note, J.J. Kenny Rate Note or CMT Rate Note (the "Commercial Paper Interest Determination Date", the "Federal Funds Interest Determination Date", the "LIBOR Interest Determination Date", the "Prime Interest Determination Date" the "CD Interest Determination Date", the "J.J. Kenny Interest Determination Date", and the "CMT Interest Determination Date", respectively) will be the second Business Day prior to the Interest Reset Date. Unless otherwise specified above under "Other Terms", the Interest Determination Date pertaining to an Interest Reset Date for an Eleventh District Cost of Funds Rate Note (the "Eleventh District Cost of Funds Interest Determination Date") will be the last day of the month of the District Bank preceding the Interest Reset Date on which the District Bank is open for business and publishes the Index. Unless otherwise specified above under "Other Terms", the Interest Determination Date pertaining to an Interest Reset Date for a Treasury Rate Note (the "Treasury Interest Determination Date") will be the day of the week on which Treasury bills would normally be auctioned in the week in which such Interest Reset Date falls. Treasury bills are usually sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is usually held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Interest Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week. If an auction date shall fall on any Interest Reset Date for a Treasury Rate Note, then such Interest Reset Date shall instead be the first Business Day immediately following such auction date. The Interest Determination Date pertaining to a Floating Rate Note the interest rate of which is determined by reference to two or more Interest Rate Bases will be the latest Business Day which is at least two Business Days prior to such Interest Reset Date for such Floating Rate Note on which each Interest Rate Basis is determinable.

     Unless otherwise specified above under "Other Terms", interest payments on this Note on an Interest Payment Date will include interest accrued from, and including, the next preceding Interest Payment Date to which interest has been paid or duly provided for (or from, and including, the date of issue if no interest has been paid or duly provided for) to, but excluding, such Interest Payment Date (each such interest accrual period being herein called an "Interest Period"). At the Maturity Date hereof or on any applicable Redemption Date, the interest payable shall include interest accrued to, but excluding, the Maturity Date or such Redemption Date. Accrued interest from the date of issue or from the last day to which interest has been paid or duly provided for to the date for which interest is being calculated is calculated by multiplying the face amount of this Note by the applicable accrued interest factor (the "Accrued Interest Factor"). This Accrued Interest Factor is computed by adding together the interest factors calculated for each day from the date of issue or from the last date to which interest has been paid or duly provided for to the date for which accrued interest is being calculated. The interest factor for each such day will be computed by dividing the per annum interest rate applicable to such day by 360 in the case of Commercial Paper Rate Notes, Federal Funds Rate Notes, LIBOR Notes, Prime Rate Notes, Eleventh District Cost of Funds Rate Notes, CD Rate Notes and J.J. Kenny Rate Notes, or by the actual number of days in the year in the case of Treasury Rate Notes and CMT Rate Notes. The interest rate in effect on each day will be (i) if such day is an Interest Reset Date, the interest rate with respect to the Interest Determination Date pertaining to such Interest Reset Date or (ii) if such day is not an Interest Reset Date, the interest rate with respect to the Interest Determination Date pertaining to the next preceding Interest Reset Date, subject in either case to any maximum or minimum interest rate limitation referred to above.

     Unless otherwise specified above under "Other Terms", all percentages resulting from any calculation on this Note, will be rounded, if necessary, to the nearest one hundred-thousandth of one percentage point, with five one-millionths of one percentage point rounded upward (e.g., 9.876545% (or
 .09876545) being rounded to 9.87655% (or .0987655) and 9.876544% (or .09876544)
being rounded to 9.87654% (or .0987654)); all calculations of the Accrued Interest Factor for any day on Floating Rate Notes will be rounded, if necessary, to the nearest one hundred-millionth, with five one-billionths rounded upward (e.g., .098765455 being rounded to .09876546 and .098765454 being rounded to .09876545); and all dollar amounts used in or resulting from such calculation on this Note will be rounded to the nearest cent (with one-half cent being rounded upward).

     Miscellaneous Provisions

     The indebtedness evidenced by the Notes is, to the extent and in the manner provided in the Indenture referred to above, subordinate and subject in right of payment to the prior payment in full of the principal of and premium, if any, and interest on all Senior Indebtedness of the Company, as defined in the Indenture, and each Holder of this Note, by accepting the same, agrees to and shall be bound by the provisions of the Indenture and authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination of this Note as provided in the Indenture and appoints the Trustee his attorney-in-fact for any and all such purposes.

     If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of all the Notes may (subject to the conditions set forth in the Indenture) be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected and, for certain purposes, without the consent of the Holders of any Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     Subject to the rights of holders of Senior Indebtedness of the Company set forth in this Note and as provided in the Indenture referred to above, no reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the registry books of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     Unless otherwise set forth above under "Other Terms", the Notes of this series are issuable only in fully registered form without coupons in denominations of $1,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered in the Security Register as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     This Note may have such additional or different terms as are set forth above under "Other Terms". Any terms so set forth shall be deemed to modify and/or supersede, as necessary, any other terms set forth in this Note.

     This Note shall be governed by and construed in accordance with the laws of the State of New York.

     All terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

                        ------------------------------

                                 ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM--as tenants in common
     TEN ENT--as tenants by the entireties
     JT TEN--as joint tenants with right of survivorship
                and not as tenants in common
     UNF GIFT MIN ACT--               Custodian
                       ---------------         ---------------
                            (Cust)                 (Minor)

                       under Uniform Gift to Minors Act

                     -------------------------------------
                                    (State)

Additional abbreviations may be used though not in the above list.

                   ----------------------------------------

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

 ------------------
|                  |------------------------------------------------------------
 ------------------  (Name and address of assignee, including zip code, must be printed or typewritten)

- -------------------------------------------------------------------------------
the within Note, and all rights thereunder, hereby irrevocably constituting and appointing


- ------------------------------------------------------------------------Attorney
to transfer said Note on the books of the within Company, with full power of substitution in the premises


Dated ---------------                   ----------------------------------------

                                        ----------------------------------------



     NOTICE: The signature to this assignment must correspond with the name as written upon the within Note in every particular, without alteration or enlargement or any change whatever and must be guaranteed by a commercial bank or trust company having its principal office or a correspondent in the City of New York or by a member of the New York Stock Exchange.

SPECIMEN

REGISTERED         This Note is a Global Security within the meaning of the Indenture, referred to herein         REGISTERED
                   herein and is registered in the name of a Depositary or a nominee of a Depositary.             Principal Amount:
                   Unless this certificate is presented by an authorized representative of The Depositary
                   Trust Company (55 Water Street, New York, New York) to the issuer or its agent for
No. IC-            registration of transfer, exchange or payment, and any certificate issued is                   $
                   registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depositary Trust Company and any payment is made to Cede & Co.,
                   ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS
                   WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.
                                                                                                                  CUSIP
                                                                                                                  No.

                            FIRST BANK SYSTEM, INC.
                   MEDIUM-TERM NOTE, SERIES I (SUBORDINATED)
               (GLOBAL ORIGINAL ISSUE DISCOUNT ZERO COUPON NOTE)


ORIGINAL ISSUE DATE:                        MATURITY DATE:


OTHER TERMS:                                REDEMPTION TERMS:


ORIGINAL ISSUE DISCOUNT:                    YIELD TO MATURITY:


     FOR PURPOSES OF SECTIONS 1273 AND 1275 OF THE INTERNAL REVENUE CODE AND THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THIS NOTE IS THE PERCENTAGE OF ITS PRINCIPAL AMOUNT SET FORTH ABOVE.

     FIRST BANK SYSTEM, INC., a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to



or registered assigns, the principal sum of                              DOLLARS

on the Maturity date shown above.

     The principal of this Note shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at the Maturity Date, and in such case the overdue principal of this Note shall bear interest at a rate which is equivalent to the yield to maturity stated above (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the Maturity Date or the date payment is due upon acceleration or redemption, as the case may be, to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable upon demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the same rate as the interest on the overdue principal (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand. In the event that any Maturity Date is not a Business Day, the principal otherwise payable on such date will be paid on the next succeeding Business Day with the same force and effect as if made on such Maturity Date. In the event that any Redemption Date is not a Business Day, such Redemption Date shall be postponed to the next day that is a Business Day. Payment of principal and any interest or premium on this Note will be made in immediately available funds at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. If possible Redemption Dates or periods within which Redemption Dates may occur and the related Redemption Prices (unless otherwise specified above under "Other Terms", expressed as percentages of the Amortized Face Amount (as defined below) of this Note) are set forth above under "Redemption Terms", this Note is subject to redemption, in whole or in part, at the option of the Company prior to the Maturity Date upon not less than 30 nor more than 60 days' notice.

     Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to below by manual signature, this Note shall not be entitled to any benefit under the Indenture hereinafter referred to or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.



Dated:                                    FIRST BANK SYSTEM, INC.


                                          By
                                             -----------------------------------
                                                          Chairman and President



                                          Attest


                                          --------------------------------------
                                                                       Secretary



TRUSTEE'S CERTIFICATE OF
     AUTHENTICATION

THIS IS ONE OF THE SECURITIES OF THE
SERIES DESIGNATED HEREIN AND ISSUED
PURSUANT TO THE WITHIN-MENTIONED
INDENTURE.


CITIBANK, N.A., as Trustee



By ------------------------------------
                   Authorized Signature

                            FIRST BANK SYSTEM, INC.
                   MEDIUM-TERM NOTE, SERIES I (SUBORDINATED)
               (GLOBAL ORIGINAL ISSUE DISCOUNT ZERO COUPON NOTE)


     This Note is one of a duly authorized issue of securities of the Company (herein called the "Notes"), issued or to be issued in one or more series under an Indenture, dated as of October 1, 1991, as amended by a First Supplemental Indenture dated as of April 1, 1993 (as so amended, the "Indenture"), between the Company and Citibank, N.A., as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Holders of Senior Indebtedness and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated herein. By the terms of the Indenture, additional Notes of this series and of other separate series, which may vary as to date, amount, Stated Maturity, interest rate or method of calculating the interest rate and in other respects as therein provided may be issued in an unlimited principal amount.

     The indebtedness evidenced by the Notes is, to the extent and in the manner provided in the Indenture referred to above, subordinate and subject in right of payment to the prior payment in full of the principal of and premium, if any, and interest on all Senior Indebtedness of the Company, as defined in the Indenture, and each Holder of this Note, by accepting the same, agrees to and shall be bound by the provisions of the Indenture and authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination of this Note as provided in the Indenture and appoints the Trustee his attorney-in-fact for any and all such purposes.

     If possible Redemption Dates or periods within which Redemption Dates may occur and the related Redemption Prices (unless otherwise specified above under "Other Terms", expressed as percentages of the Amortized Face Amount (as defined below) of this Note) are set forth above under "Redemption Terms", this Note is subject to redemption prior to the Maturity Date upon not less than 30 nor more than 60 days' notice by mail to the Person in whose name this Note is registered at such address as shall appear in the registry books of the Company, on any Redemption Date so specified or occurring within any period so specified, as a whole or in part, at the election of the Company. In the event of redemption of this Note in part only, a new Note of this series and of like tenor of an authorized denomination for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof. Unless otherwise specified above under "Redemption Terms", this Note is not subject to any sinking fund.

     If an Event of Default with respect to Notes of this series shall occur and be continuing, a lesser amount than the principal amount due at the Stated Maturity of the Notes of this series may (subject to the conditions set forth in the Indenture) be declared due and payable in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Notes of this series shall terminate.

     The amount due and payable on this Note in the event that the principal amount hereof is declared due and payable prior to the stated maturity or in the event that this Note is redeemed shall, unless otherwise indicated above under "Other Terms", be the Amortized Face Amount (as defined below) of this Note or, in the case of redemption, the specified percentage of the Amortized Face Amount of this Note on the day such payment is due and payable, as determined by the Company, plus any accrued but unpaid "qualified stated interest" payments (as defined in the Treasury Regulations regarding original issue discount issued by the Treasury Department (the "Regulations")).

     The "Amortized Face Amount" of this Note shall be the amount equal to the sum of (i) the issue price (as defined below) of this Note and (ii) that portion of the difference between the issue price and the principal amount of this Note that has been amortized at the Stated Yield (as defined below) of this Note (computed in accordance with Section 1272(a)(4) of the Internal Revenue Code of 1986, as amended, and Section 1.1275-1(b) of the Regulations, in each case as in effect on the issue date of this Note) at the date as of which the Amortized Face Amount is calculated, but in no event can the Amortized Face Amount exceed the principal amount of this Note due at the stated maturity hereof. As used in the preceding sentence, the term "issue price" means the principal amount of this Note due at the stated maturity hereof less the Original Issue Discount of this Note specified above. The term "Stated Yield" of this Note means the Yield to Maturity specified above for the period from the Original Issue Date of this Note specified above, to the stated maturity hereof based on the issue price and principal amount payable at the stated maturity hereof.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected and, for certain purposes, without the consent of the Holders of any Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     In determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver under the Indenture or whether a quorum is present at a meeting of Holders of Notes, the principal amount of any Original Issue Discount Note that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof.

     Subject to the rights of holders of Senior Indebtedness of the Company set forth in this Note and as provided in the Indenture referred to above, no reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal (and premium, if any) of this Note at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the registry books of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal (and premium, if any) of this Note is payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series of like tenor of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     Unless otherwise set forth above under "Other Terms", the Notes of this series are issuable only in fully registered form without coupons in denominations of $1,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered in the Security Register as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     This Note may have such additional or different terms as are set forth above, under "Other Terms". Any terms so set forth shall be deemed to modify and/or supersede, as necessary, any other terms set forth in this Note.

     This Note shall be governed by and construed in accordance with the laws of the State of New York.

     All terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.


                             ---------------------

                                 ABBREVIATIONS

       The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

       TEN COM--as tenants in common
       TEN ENT--as tenants by the entireties
       JT TEN--as joint tenants with right of survivorship
                 and not as tenants in common
       UNIF GIFT MIN ACT--_______________Custodian_______________
                               (Cust)                 (Minor)

                   under Uniform Gift to Minors Act

- ----------------------------------------------------
                               (State)

Additional abbreviations may be used though not in the above list.

                          -----------------------------------------


       FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


 PLEASE INSERT SOCIAL SECURITY
 OR OTHER IDENTIFYING NUMBER
 OF ASSIGNEE

- ----------------------------
- ----------------------------------------------------------------------------------------------------------------------------
                                         (Name and address of assignee, including zip code, must be printed or typewritten)


- ----------------------------------------------------------------------------------------------------------------------------
the within Note, and all rights thereunder, hereby irrevocably constituting and appointing


___________________________________________________________________________________________________________________ Attorney
to transfer said Note on the books of the within Company, with full power of substitution in the premises


 Dated ___________________________                                 _________________________________________________________

                                                                   ---------------------------------------------------------


       NOTICE: The signature to this assignment must correspond with the name as written upon the within Note in every particular, without alteration or enlargement or any change whatever and must be guaranteed by a commercial bank or trust company having its principal office or a correspondent in the City of New York or by a member of the New York Stock Exchange.


                                                                -9-


SPECIMEN

REGISTERED   This Note is a Global Security within the          REGISTERED
             meaning of the indenture referred to herein        Principal Amount
             and is registered in the name of a
No. ID-      Depositary or a nominee of a Depositary.           $
             Unless this certificate is presented by an
             authorized representative of The                   CUSIP
             Depository Trust Company (55 Water Street,         No.
             New York, New York) to the issuer or its agent
             for registration of transfer, exchange or
             payment, and any certificate issued is
             registered in the name of Cede & Co. or such
             other name as requested by an authorized
             representative of The Depositary Trust Company
             and any payment is made to Cede & Co., ANY
             TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE
             OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL
             since the registered owner hereof, Cede & Co.,
             has an interest herein.

                            First Bank System, Inc.
                   Medium-Term Note, Series I (Subordinated)
               (Global Original Issue Discount Fixed Rate Note)

ORIGINAL ISSUE DATE:                MATURITY DATE:
INTEREST RATE:                      REDEMPTION TERMS:
OTHER TERMS:



ORIGINAL ISSUE DISCOUNT:            YIELD TO MATURITY:

[ ]  ORIGINAL ISSUE DISCOUNT NOTE     [ ]  ORIGINAL ISSUE DISCOUNT NOTE FOR
     SUBJECT TO "SPECIAL PROVISIONS"       FEDERAL INCOME TAX PURPOSES
     BELOW                                 ONLY

     FOR PURPOSES OF SECTIONS 1273 AND 1275 OF THE INTERNAL REVENUE CODE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THIS NOTE IS THE PERCENTAGE OF ITS PRINCIPAL AMOUNT SET FORTH ABOVE AND THE YIELD TO MATURITY IS THE PERCENTAGE SET FORTH ABOVE.

     FIRST BANK SYSTEM, INC., a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to



or registered assigns, the principal sum of                              DOLLARS

on the Maturity Date shown above or, together with any premium thereon, upon any applicable Redemption Date (subject to the "Special Provisions" below, if applicable), and to pay interest on such principal sum from the Original Issue Date shown above or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, on each February 1 and August 1 or such other dates, if any, as are specified under "Other Terms" above (the "Interest Payment Dates"), commencing with the Interest Payment Date immediately following the Original Issue Date, at the rate per annum equal to the Interest Rate shown above, until the principal hereof is paid or made available for payment; provided, however, that if the Original Issue Date is after a Regular Record Date and on or before the immediately following Interest Payment Date, interest payments will commence on the Interest Payment Date following the next succeeding Regular Record Date. The interest so payable and punctually paid or duly provided for any Interest Payment Date will as provided in the Indenture be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall, unless otherwise specified above under "Other Terms", be the fifteenth calendar day (whether or not a Business Day) next preceding such Interest Payment Date; provided, however, that interest payable on the Maturity Date of this Note or any applicable Redemption Date shall be payable to the Person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder hereof on such Regular Record Date and may be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date. In the event that any Maturity Date is not a Business Day, the principal otherwise payable on such date will be paid on the next succeeding Business Day with the same force and effect as if made on such Maturity Date. In the event that any Interest Payment Date or any applicable Redemption Date is not a Business Day, such Interest Payment Date or Redemption Date shall be postponed to the next day that is a Business Day. Payment of the principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment of the principal of (and premium, if any) and interest on this Note due on the Maturity Date or any applicable Redemption Date will be made in immediately available funds upon presentation of this Note. Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months. If possible Redemption Dates or periods within which Redemption Dates may occur and the related Redemption Prices (unless otherwise specified above under "Other Terms", expressed as percentages of the principal amount of this
Note if this Note is an Original Issue Discount Note for federal income tax purposes only as shown above and as percentages of the Amortized Face Amount (as defined below) of this Note if this Note is an Original Issue Discount Note subject to the "Special Provisions" below as shown above) are set forth above under "Redemption Terms", this Note is subject to redemption, in whole or in part, at the option of the Company prior to the Maturity Date upon not less than 30 nor more than 60 days' notice.

     Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to below by manual signature, this Note shall not be entitled to any benefit under the Indenture hereinafter referred to or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated:                                FIRST BANK SYSTEM, INC.

TRUSTEE'S CERTIFICATE
OF AUTHENTICATION                               By ____________________________
                                                         Chairman and President

THIS IS ONE OF THE SECURITIES OF THE SERIES
DESIGNATED HEREIN AND ISSUED PURSUANT TO          Attest
THE WITHIN-MENTIONED INDENTURE.
                                                 ------------------------------
CITIBANK, NA., as Trustee                                             Secretary


By ________________________________________
                       Authorized Signature

                            FIRST BANK SYSTEM, INC.
                   MEDIUM-TERM NOTE, SERIES I (SUBORDINATED)
               (GLOBAL ORIGINAL ISSUE DISCOUNT FIXED RATE NOTE)

     This Note is one of a duly authorized issue of securities of the Company (herein called the "Notes"), issued or to be issued in one or more series under an Indenture, dated as of October 1, 1991, as amended by a First Supplemental Indenture dated as of April 1, 1993 (as so amended, the "Indenture"), between the Company and Citibank, N.A., as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all Indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Holders of Senior Indebtedness and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated herein. By the terms of the Indenture, additional Notes of this series and of other separate series, which may vary as to date, amount, Stated Maturity, interest rate or method of calculating the interest rate and in other respects as therein provided, may be issued in an unlimited principal amount.

     The indebtedness evidenced by the Notes is, to the extent and in the manner provided in the Indenture referred to above, subordinate and subject in right of payment to the prior payment in full of the principal of and premium, if any, and interest on all Senior Indebtedness of the Company, as defined in the Indenture, and each Holder of this Note, by accepting the same, agrees to and shall be bound by the provisions of the Indenture and authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination of this Note as provided in the Indenture and appoints the Trustee his attorney-in-fact for any and all such purposes.

     If possible Redemption Dates or periods within which Redemption Dates may occur and the related Redemption Prices (unless otherwise specified above under "Other Terms", expressed as percentages of the principal amount of this Note if this Note is an Original Issue Discount Note for federal income tax purposes only as shown above and as percentages of the Amortized Face Amount (as defined below) of this Note if this Note is an Original Issue Discount Note subject to the "Special Provisions" below as shown above) as set forth above under "Redemption Terms", this Note is subject to redemption prior to the Maturity Date upon not less than 30 nor more than 60 days' notice by mail to the Person in whose name this Note is registered at such address as shall appear in the registry books of the Company, on any Redemption Date so specified or occurring within any period so specified, as a whole or in part, at the election of the Company, at the applicable Redemption Price so specified, together in the case of any such redemption with accrued interest to the Redemption Date, provided, however, that installments of interest whose stated maturity is on or prior to such Redemption Date will be payable to the Holder of this Note (or one or more predecessor Notes) at the close of business on the relevant Record Dates, referred to above, all as provided in the Indenture, in the event of redemption of this Note in part only, a new Note of this series and of like tenor of an authorized denomination for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof. Unless otherwise specified above under "Redemption Terms", this Note is not subject to any sinking fund.

     If an Event of Default with respect to Notes of this series shall occur and be continuing, a lesser amount than the principal amount due at the Stated Maturity of the Notes of this series may (subject to the conditions set forth in the Indenture) be declared due and payable in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Notes of this series shall terminate.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding of each series to be affected and, for certain purposes, without the consent of the Holders of any Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     In determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver under the Indenture or whether a quorum is present at a meeting of Holders of Notes, the principal amount of any Original Issue Discount Note that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof.

     Subject to the rights of holders of Senior Indebtedness of the Company set forth in this Note and as provided in the Indenture referred to above, no reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal (and premium, if any) of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the registry books of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     Unless otherwise set forth above under "Other Terms", the Notes of this series are issuable only in fully registered form without coupons in denominations of $1,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered in the Security Register as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     This Note may have such additional or different terms as are set forth above, under "Other Terms". Any terms so set forth shall be deemed to modify and/or supersede, as necessary, any other terms set forth in this Note.

     This Note shall be governed by and construed in accordance with the laws of the State of New York.

     All terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

                              SPECIAL PROVISIONS

     Unless otherwise indicated above under "Other Terms", if this Note is an Original Issue Discount Fixed Rate Note subject to these Special Provisions, as indicated above, the amount due and payable on this Note in the event that the principal amount hereof is declared due and payable prior to the stated maturity hereof or in the event that this Note is redeemed shall be the Amortized Face Amount (as defined below) of this Note or, in the case of redemption, the specified percentage of the Amortized Face Amount of this Note on the date such payment is due and payable as determined by the Company, plus any accrued but unpaid "qualified stated interest" payments (as defined in the Treasury Regulations regarding original issue discount issued by the Treasury Department (the "Regulations")).

     The "Amortized Face Amount" of this Note shall be the amount equal to the sum of (i) the issue price (as defined below) of this Note and (ii) that portion of the difference between the issue price and the principal amount of this Note that has been amortized at the Stated Yield (as defined below) of this Note (computed in accordance with Section 1272(a)(4) of the Internal Revenue Code of 1986, as amended, and Section 1.1275-1(b) of the Regulations, in each case as in effect on the issue date of this Note) at the date as of which the Amortized Face Amount is calculated, but in no event can the Amortized Face Amount exceed the principal amount of this Note due at the stated maturity hereof. As used in the preceding sentence, the term "issue price" means the principal amount of this Note due at the stated maturity hereof less the Original Issue Discount of this Note specified above. The term "Stated Yield" of this Note means the Yield to Maturity specified above for the period from the Original Issue Date of this Note specified above, to the stated maturity hereof based on the issue price and principal amount payable at the stated maturity hereof.

                              -------------------

                                 ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM--as tenants in common
     TEN ENT--as tenants by the entireties
     JT TEN--as joint tenants with right of survivorship
               and not as tenants in common
     UNIF GIFT MIN ACT--_______________Custodian_______________
                             (Cust)                 (Minor)

                   under Uniform Gift to Minors Act
                  ----------------------------------
                                (State)

Additional abbreviations may be used though not in the above list.
                   -----------------------------------------------

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

 -------------------
|                   |-----------------------------------------------------------
 -------------------  (Name and address of assignee, including zip code, must be printed or typewritten)

- --------------------------------------------------------------------------------
the within Note, and all rights thereunder, hereby irrevocably constituting and appointing

- ------------------------------------------------------------------------Attorney
to transfer said Note on the books of the within Company, with full power of substitution in the premises


Dated  -----------------------                  --------------------------------

                                                --------------------------------

     NOTICE: The signature to this assignment must correspond with the name as written upon the within Note in every particular, without alteration or enlargement or any change whatever and must be guaranteed by a commercial bank or trust company having its principal office or a correspondent in the City of New York or by a member of the New York Stock Exchange.